Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

LICENSE AND DISTRIBUTION AGREEMENT

dated as of August 22, 2006

among

COXCOM, INC.

and

TIVO INC.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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TABLE OF CONTENTS

(CONTINUED)

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LICENSE AND DISTRIBUTION AGREEMENT

This License and Distribution Agreement (the “Agreement”) is made effective as of August 22, 2006 (the “Effective Date”), by and between TIVO INC., a Delaware corporation, having its principal place of business at 2160 Gold Street, Alviso, California 95002 (“TiVo”) and COXCOM, INC., a Delaware corporation, having its principal place of business at 1400 Lake Hearn Drive, Atlanta, Georgia 30319 (“Cox”). Cox and TiVo may sometimes be individually referred to as a “Party” or collectively referred to as the “Parties”. Unless otherwise defined herein all capitalized terms shall have the meaning ascribed to them in Exhibit A, attached hereto and incorporated herein by this reference.

RECITALS

WHEREAS, TiVo and Cox desire to establish a limited strategic relationship specifically as detailed herein that provides Cox with

(i) a product featuring TiVo’s DVR Technology that is integrated with [*]provides Cox Subscribers with specified TiVo products and services[*], and

(ii) an interactive advertising solution for deployment across [*]Cox’s current and future platforms.

THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

SECTION 1. LICENSES.

1.1 TE Software License. Subject to the terms and conditions of this Agreement, TiVo hereby grants to Cox a royalty-bearing (as provided in SECTION 3), non-exclusive, non-transferable (except as expressly provided in Section 16.3 of this Agreement), non-sublicenseable (except as expressly provided in this Section 1.1) license [*]copy, use, display, license, and distribute (and have copied, used, displayed, licensed, and distributed on behalf of Cox including, without limitation, by Cox Systems), and sublicense to Cox TiVo Subscribers the right to use the TE Software (solely in object code form) only as incorporated in, and for use in conjunction with, TiVo-enabled STBs deployed to or used by Cox Cable Systems [*]; subject to the following restrictions and terms:

(a) the TE Software shall be distributed in TiVo-enabled STBs in executable form only and sublicensed by Cox for use by Cox TiVo Subscribers pursuant to end user terms and conditions[*];

(b) except as otherwise provided in Section 1.8, Cox shall not, and shall not authorize any third party to, attempt to reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code from any TE Software provided by TiVo in executable code form, and shall not modify such executable code except in the course of its intended use (e.g., linking executable code with other components) without TiVo’s prior written consent;

(c) Cox shall not, and shall not authorize any third party to, obfuscate, alter or remove any of TiVo’s valid, commercially reasonable copyright or other proprietary rights notices or legends appearing on or in the TE Software in the form provided by TiVo, and all such markings shall be included on or in all copies made by Cox of any portion of such TE Software;

(d) Cox acknowledges that (i) the TE Software may incorporate, reference or require the use of certain Third Party IP [*] and

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.

(e) Cox shall be and remain responsible for any breach of the license rights granted pursuant to this Section 1.1 by any third party to whom Cox provides access to, or who is otherwise providing services to Cox relating to, the TE Software, and Cox shall not purport to grant any sublicenses or other rights under the TE Software that are inconsistent with the restrictions and terms of this Agreement. Notwithstanding the foregoing, Cox’s obligations with respect to any breach of the license rights granted pursuant to Section 1.1 by Cox to a Cox TiVo Subscriber [*]

1.2 TAMS License. Subject to the terms and conditions of this Agreement, TiVo, on behalf of itself and all TiVo Affiliates, hereby grants to Cox a royalty-free, non-exclusive, non-transferable (except as expressly provided in Section 16.3 of this Agreement), non-sublicenseable (except as expressly provided in this Section 1.2 of this Agreement), license [*]copy, use, display, license, and distribute (and have copied, used, displayed, licensed, and distributed on behalf of Cox including, without limitation, by Cox Systems), and sublicense to Cox TiVo Subscribers with applicable Qualifying STBs the right to use the TAMS Solution (solely in object code form) only as incorporated in, and for use in conjunction with,[*]; subject to the following restrictions and terms:

(a) any and all TAMS Solution software code incorporated in applicable Qualifying STBs or deployed in Cox Cable Systems shall be distributed in executable form only and sublicensed for use by Cox Subscribers pursuant to end user terms and conditions[*];

(b) except as otherwise provided in Section 1.8, Cox shall not, and shall not authorize any third party to, attempt to reverse engineer, decompile, disassemble, or otherwise attempt to derive the source code from any TAMS Solution provided by TiVo in executable code form, and shall not modify such executable code except in the course of its intended use (e.g., linking executable code with other components) without TiVo’s prior written consent;

(c) Cox shall not, and shall not permit any third party to, obfuscate, alter or remove any of TiVo’s valid, commercially reasonable copyright, patent or other proprietary rights notices or legends appearing on or in the TAMS Solution in the form provided by TiVo, and all such markings shall be included on or in all copies made by Cox of any portion of such TAMS Solution;

(d) Cox acknowledges that (i) the TAMS Solution may incorporate, reference or require the use of certain Third Party IP [*]; and

(e) Cox shall be and remain responsible for any breach of the license rights granted pursuant to this Section 1.2 by any third party to whom Cox provides access to, or who is otherwise providing services to Cox relating to, the TAMS Solution, and Cox shall not purport to grant any sublicenses or other rights under the TAMS Solution that are inconsistent with the restrictions and terms of this Agreement. Notwithstanding the foregoing, Cox’s obligations with respect to any breach of the license rights granted pursuant to Section 1.2 by Cox to a Cox Subscriber[*].

1.3 TiVo Remote. Subject to the terms and conditions of this Agreement, TiVo, on behalf of itself and all TiVo Affiliates, hereby grants to Cox a royalty-free, non-exclusive, non-transferable (except as expressly provided in 16.3 of this Agreement), non-sublicenseable, license under all of TiVo’s Intellectual Property Rights in, to and under the TiVo Remote to make, use, sell, and distribute (and have made, used, sold, and distributed on behalf of Cox including, without limitation, by Cox Systems), and sublicense to Cox TiVo Subscribers the right to use the TiVo Remote[*]:

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.

(a) Cox shall not, and shall not authorize any third party to, make, distribute, sell or use the TiVo Remote with any Cox Service except for use solely in conjunction with the TE Software operating on the TiVo-enabled STB;

(b) Cox shall make, or have made on Cox’s behalf, the TiVo Remote solely in strict accordance with the TiVo Remote Manufacturing Package;

(c) Cox shall not, and shall not permit any third party to, obfuscate, alter or remove any of TiVo’s valid copyright, patent or other proprietary rights notices or legends required to be included on the TiVo Remote in the form specified in the TiVo Remote Manufacturing Package, all such markings shall be included on all TiVo Remotes made by or for Cox, and no other markings shall be included on the TiVo Remote;

(d) Cox acknowledges that (i) the TiVo Remote may incorporate, [*] and

(e) Cox shall be and remain responsible for any breach of the license rights granted pursuant to this Section 1.3 by any third party to whom Cox provides access to, or who is otherwise providing services to Cox relating to, the TiVo Remote, and Cox shall not purport to grant any sublicenses or other rights relating to the TiVo Remote that are inconsistent with the restrictions and terms of this Agreement. Notwithstanding the foregoing, Cox’s obligations with respect to any breach of the license rights granted pursuant to Section 1.3 by Cox to a Cox TiVo Subscriber[*].

1.4 TiVo End User Documentation. Subject to the terms and conditions of this Agreement, TiVo, on behalf of itself and all TiVo Affiliates, hereby grants to Cox a[*] to and under the TiVo End User Documentation to reproduce and distribute to Cox TiVo Subscribers (and have reproduced and distributed to Cox TiVo Subscribers on behalf of Cox including, without limitation, by Cox Systems), the TiVo End User Documentation.

1.5 TiVo Marks. Subject to the terms and conditions of this Agreement, TiVo hereby grants to Cox a [*]the TiVo Marks solely for use in, or in reference to, the TE Software and the TiVo Remote; subject to the following restrictions and terms:

(a) Cox shall include[*] in related marketing materials as described in Section 4.6;

(b) Cox shall include the TiVo branding on the TiVo Remote as provided in the TiVo Remote Manufacturing Package;

(c) Cox shall use or display the TiVo Marks as permitted by this Section 1.5 only in compliance with TiVo’s trademark usage guidelines and policies attached hereto as Exhibit E, as the same may be reasonably modified from time to time by TiVo;

(d) before making use of any TiVo Marks, Cox shall submit a sample of the proposed use to TiVo [*]with respect to such use of the TiVo Marks including, in[*] remains substantially similar to the approved use with reasonable modifications for the specific media being utilized;

(e) Cox agrees that it shall not use the TiVo Marks in any marketing or promotion relating to any Cox products or services other than the TE Software or otherwise use the TiVo Marks in any manner that is not in accordance with TiVo’s trademark usage guidelines and policies referenced in Section 1.5(c); and

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.

(f) TiVo may terminate the licenses granted to Cox under this Section 1.5 in the event of (i) any unauthorized use of the TiVo Marks or other breach of this Agreement by Cox after thirty (30) days written notice to Cox, if Cox fails to cure any breach, or (ii) immediately upon written notice in the event of that Cox repeats any unauthorized use of the TiVo Marks or other breach of this Agreement.

1.6 Cox Marks. Subject to the terms and conditions of this Agreement, Cox hereby grants to TiVo a royalty-free, non-exclusive, non-transferable (except as expressly provided in Section 16.3 of this Agreement), non-sublicensable license to use and display the Cox Marks on Exhibit F solely for use in, or in reference to, the TE Software for marketing and advertising purposes; subject to the following restrictions and terms:

(a) TiVo shall use or display the Cox Marks as permitted by this Section 1.6 only in compliance with Cox’s trademark usage guidelines and policies attached hereto as Exhibit G, as the same may be reasonably modified from time to time by Cox; and

(b) before making use of any Cox Marks, TiVo shall submit a sample of the proposed use to Cox [*] with respect to such use of the Cox Marks[*], remains substantially similar to the approved use;

(c) TiVo agrees that it shall not use the Cox Marks in any marketing or promotion relating to any TiVo products or services other than the TE Software as offered by Cox or otherwise use the Cox Marks in any manner that is not in accordance with Cox’s trademark usage guidelines and policies referenced in Section 1.6(a); and

(d) Cox may terminate the licenses granted to TiVo under this Section 1.6 in the event of (i) any unauthorized use of the Cox Marks or other breach of this Agreement by TiVo after thirty (30) days written notice to TiVo, if TiVo fails to cure any breach, or (ii) immediately upon written notice in the event of that TiVo repeats any unauthorized use of the Cox Marks or other breach of this Agreement.

1.7 Patent Marking. Cox will ensure compliance with TiVo’s patent marking requirements for TiVo-enabled STBs, solely to the extent such requirements are consistent with applicable patent marking laws and are commercially reasonable. In addition, TiVo shall have the right to display in the “System Information” screen within the user interface of the TE Software patent numbers identified by TiVo[*]). TiVo shall be solely responsible for, and shall assume any and all liability associated with, [*] that Cox shall not assume any responsibility or liability in this regard. The inclusion of such patent numbers in [*] does not [*] by Cox of the applicability of the corresponding patents to any [*] or to any other [*].

1.8 [*] Escrow. After Cox Initial TE Acceptance and Cox Initial TAMS Acceptance, TiVo will place into [*] (as defined below) for any [*] accepted by Cox pursuant to SECTION 5 of this Agreement, and will additionally, from time to time hereunder, [*]. The agreement with such Escrow Agent (the “Escrow Agreement”) shall provide for [*] to Cox in the event of [*] that remains uncured [*] after receipt of written notice of [*], or (ii) commencement of a case under the [*] as now and hereafter in effect, or any successor statute, or any other applicable [*] now or hereafter in effect, or TiVo’s consent to the entry of an order for relief in an involuntary case, or to the conversion of a voluntary case to an involuntary case, under any such law, or TiVo’s consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, [*]. Upon release of the [*] Cox shall have the [*] to the extent necessary to support and maintain the TiVo Software (including engagement of [*] to perform such support and maintenance) distributed by or for Cox on TiVo-enabled STBs prior to the occurrence of such Releasing Event without any obligation to [*]; provided that such Source Code shall be subject to the Source Code Procedures set forth in Exhibit H and shall not be provided to any [*]. Cox shall give written notice by

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.

certified mail, overnight delivery service or hand delivery to the Escrow Agent and TiVo of the occurrence of a[*], specifying the circumstances of such occurrence in reasonable detail. The Escrow Agent shall provide for the [*]in accordance with the provisions of the Escrow Agreement. TiVo shall[*] of the escrow account. The Escrow Agreement shall provide that it is an agreement supplementary to this Agreement as provided in Section 365(n) of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) and that TiVo acknowledges that if TiVo as a debtor in possession or a trustee in bankruptcy in a case under the Bankruptcy Code rejects this Agreement or the Escrow Agreement, Cox may elect to retain its rights under this Agreement and the Escrow Agreement as provided in Section 365(n) of the Bankruptcy Code. For purposes of this Agreement, the term “Source Code” is defined as the [*]and any available related [*]necessary or useful for supporting and maintaining the[*] that was not previously provided to Cox.

SECTION 2. OWNERSHIP AND RIGHTS IN INTELLECTUAL PROPERTY.

2.1 TiVo Owned IP. As between the Parties, the TE Software, TAMS Solution, all Intellectual Property Rights in and to the foregoing and all Intellectual Property Rights in and to the TiVo Remote shall at all times remain the sole and exclusive property of TiVo, subject to the licenses expressly granted to Cox under this Agreement. All licenses and rights not expressly granted to Cox in this Agreement are reserved to TiVo.

2.2 Newly Developed IP.

(a) All new Intellectual Property Rights that are created by TiVo or a TiVo Affiliate (whether [*]with Cox, a Cox Affiliate, a Cox System or a Cox Vendor) [*]under this Agreement shall vest in and at all times remain the sole and exclusive property of[*]. [*], on behalf of itself and any such [*]hereby assigns to[*] any rights it may have in and to the foregoing.

(b) All new Intellectual Property Rights that are created by Cox, a Cox Affiliate, a Cox System or a Cox Vendor ([*]shall vest in and at all times remain the sole and exclusive property of[*], as applicable, and[*] shall not have any license or other rights therein.

(c) Each Party shall, at the request and expense of the other Party, at any time during or after the Term, sign all instruments and documents reasonably requested by the other Party, and otherwise cooperate with the other Party, to effectuate or evidence its rights to any and all such new Intellectual Property Rights.

(d) Notwithstanding any other provision of this Section 2.2, the Parties acknowledge and agree that if a Statement of Work requires the development of [*]that are not related to or based on any [*]existing as of [*]of such Statement of Work, the provisions of this Section 2.2 may be superseded and revised[*] as to the ownership interests and license rights in and to such new Intellectual Property Rights.

SECTION 3. FEES.

3.1 Subscriber Acquisition Commission. Cox shall pay to TiVo a commission (the “Subscriber Acquisition Commission”) for each [*]that becomes a Cox TiVo Subscriber [*](herein, a “[*] Subscriber”), as follows:

(a) As part of the marketing obligations described in SECTION 4, Cox will execute marketing campaigns (each a “[*]) targeted at [*]which advertise the availability of TiVo through Cox. Subject to the terms and conditions of Sections 1.1 and 1.5, Cox shall have [*]on bundling and licensing the TE Software to Cox TiVo Subscribers, including without limitation[*]. The [*]will commence in each Cox

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.

Market within [*]days after the date [*]is first made commercially available (excluding testing and beta releases) in such Cox Market as further described in Section 4.1 and, provided that TiVo has not breached its obligations under Sections 5.3 or 6.2 of this Agreement, shall be maintained in such market for a period of not less than [*]thereafter and will include jointly created and mutually agreed upon messaging.

(b) The amount of the Subscriber Acquisition Commission will be adjusted in accordance with the [*]purchased by the[*]. Cox will pay TiVo [*] who subscribes to [*]. Cox will pay TiVo [*]who subscribes to [*]. Cox will pay TiVo [*] who subscribes to [*].

(c) The commission owed to TiVo will accrue [*]over an [*]and is calculated by dividing the total applicable commission owed under Section 3.1(b) above by[*], and Cox’s obligation to pay the commission will [*]in the month that a[*]. For example, a [*]who purchases[*], but only [*]will result in a commission of approximately[*] to be paid to TiVo. As another example, a [*]who initially purchases [*]later reduces his/her subscription to [*]for the remainder of the [*]period, will result in a commission of approximately[*] for the first [*]and then [*]for the[*].

(d) Within [*]after the Effective Date, TiVo and Cox shall identify and agree in writing on a method to reliably track the number of[*].

(e) The [*]shall be subject to applicable laws, and Cox shall have the right to [*]in any applicable jurisdiction(s) if the Parties reasonably determine that any [*]may violate any such laws of such jurisdiction(s). Notwithstanding the foregoing, Cox shall have the right in its sole discretion to suspend any [*]in the event that it receives any formal complaint or other notice of an investigation or proceeding relating to the legality of such campaign. In the event of a suspension of any [*]pursuant to this Section 3.1(e), the Parties shall use reasonable commercial efforts to promptly modify and re-execute the[*] such that it no longer violates any such laws and/or addresses any other issues giving rise to the complaint, investigation or proceeding.

3.2 Monthly Fees. Each Cox System shall pay to TiVo a Monthly Fee for each commercially deployed TiVo-enabled STB, calculated in accordance with the following[*] (the “Monthly Fees”):

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

For the sake of clarity, the [*]in Monthly Fee applies only to those TiVo-enabled STBs within the given[*]. As an example, if during a given month Cox has a total of [*]TiVo-enabled STBs, the fee for the first[*] For the avoidance of doubt, the Monthly Fee remains the same during [*]Advertising and[*] Advertising.

3.3 Development Fees. Subject to the terms and conditions of this Agreement and the applicable Statement of Work, Cox shall also pay TiVo for all engineering work and material costs agreed to in writing by the Parties in each Statement of Work referenced in SECTION 5 in accordance with the payment milestones mutually agreed to in writing by the Parties (herein, “Development Fees”).

3.4 Cox Payments. Cox shall require that each Cox System with TiVo-enabled STBs [*]to pay the Subscriber Acquisition Commission in Section 3.1 and all Monthly Fees identified in Section 3.2 within [*]the month to which such obligations relate or in which such obligations accrue; provided that in no event shall such payment(s) be made more [*]after the end of such month. Undisputed milestone payments under Section 3.3 shall be paid by Cox within [*]after the [*]of the[*] of the deliverable or the date of[*], unless

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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otherwise specified in the applicable Statement of Work. In addition, Cox agrees to pay any and all taxes, fees, excises duties or other governmental charges imposed on applicable payments made to TiVo under this Agreement, excluding any taxes based on TiVo’s income. If Cox [*] invoiced by TiVo, Cox shall promptly notify TiVo in writing of such [*] and shall work in good faith with TiVo to promptly resolve such[*]. Any amounts identified in an applicable invoice that are not the subject of such dispute shall be paid by Cox in accordance with this Section 3.4. All undisputed payments described in this SECTION 3 not received by TiVo by the applicable due date shall be deemed delinquent. Delinquent payments shall accrue interest at a rate of [*] per month or portion thereof (or, if lower, the maximum rate permitted by law) during the period that such payment remains delinquent.

3.5 TiVo National Advertising Revenue Share. The revenue share identified in Section 7.1(c)(iv) during [*] and in Section 7.2(c)(iv) during [*] for Net Revenue generated by TiVo shall be paid by TiVo within[*] days after the end of the calendar quarter in which such obligation accrues.

3.6 Payment Responsibility and Instructions. All amounts due to TiVo shall be paid by Cox or the Cox System, as applicable, in United States Dollars within the time frames specified herein. With respect to amounts to be paid directly by Cox Systems, Cox agrees that it shall cause each such Cox System to pay all undisputed amounts owed by such Cox System hereunder and that Cox shall remain responsible for each such payment until it is received by TiVo. All amounts due to Cox shall be paid by TiVo in United States Dollars within the time frames specified herein.

3.7 [*].

(a) If TiVo enters into a [*] with any other multi-channel video distributor that provides for a license [*] licensed to Cox under this Agreement (an “Alternate License Agreement”) and such other distributor has [*] (and has not breached such commitment) the TiVo Software, the terms and conditions set forth in this Section 3.7 shall apply. In the event that such Alternate License Agreement contains [*] that are more favorable to such other distributor in relation to the [*] as set forth in this Agreement, then, at[*], this Agreement shall be amended as described in this Section 3.7, effective [*] Agreement, such that Cox shall be entitled [*] applicable to each such more favorable[*] elected to be received by Cox (herein, a “MFN Amendment”).

(b) Within [*] after the effective date of any such Alternate License Agreement, TiVo shall prepare and provide to Cox a [*] of such Alternate License Agreement and a statement as to TiVo’s determination that such Alternate License Agreement [*]

(i) If TiVo determines that such Alternate License Agreement does trigger a MFN Amendment, there is [*] are, and the Parties determine that[*], at Cox’s election, this Agreement shall be automatically revised to incorporate such MFN Amendment without further action of the Parties and Cox shall thereafter be entitled to the benefit of the amended terms, conditions and fees.

(ii) If at any point in the MFN Amendment process set forth in this Section 3.7(b), [*] that Cox has elected to receive, the Parties shall resolve such issue pursuant to Section 16.6. If the Parties are unable to resolve the issue pursuant to Section 16.6, then either Party may submit such matter to binding arbitration solely for a determination as to [*]. Such arbitration will be resolved by a single arbitrator engaged in the practice of law and familiar with Delaware law, in accordance with the applicable rules of the American Arbitration Association (the “AAA”). Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Parties shall mutually agree upon the selection of an arbitrator. If the Parties are unable to mutually agree upon the selection of an arbitrator, the AAA will select the arbitrator. The arbitrator shall [*] and may order no other remedy or relief. Each Party

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.

shall bear its own costs and attorneys’ fees, and shall share equally in the fees and expenses of the arbitrator. The arbitration shall occur in [*]

(iii) If TiVo determines that such Alternate License Agreement [*] and the Parties determine that [*] consideration to TiVo as provided by the relevant[*]. In the event that the Parties are unable to agree upon terms and conditions to provide substantially[*], the Parties shall resolve such issue pursuant to Section 16.6. If the Parties are unable to resolve the issue pursuant to Section 16.6, then either Party may submit such matter to binding arbitration solely for a determination as to whether such [*]. Such arbitration will be resolved by a single arbitrator engaged in the practice of law and familiar with Delaware law, in accordance with the applicable rules of the American Arbitration Association (the “AAA”). Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The Parties shall mutually agree upon the selection of an arbitrator. If the Parties are unable to mutually agree upon the selection of an arbitrator, the AAA will select the arbitrator. The arbitrator shall [*] and may order no other remedy or relief. Each Party shall bear its own costs and attorneys’ fees, and shall share equally in the fees and expenses of the arbitrator. The arbitration shall occur in [*].

(iv) If TiVo determines that such Alternate License Agreement [*] no further action shall be taken with regard to such Alternate License Agreement.

(v) If TiVo determines that such Alternate License Agreement [*] provided that Cox provides written notice to TiVo of [*] of receipt of the MFN Notice. If Cox does not provide TiVo with written notice [*], Cox will be deemed to have accepted TiVo’s determination and Section 3.7(b)(iii) above shall apply.

(1) If, as a result of [*] conducted hereunder, [*] shall promptly provide written notice to the Parties stating that the[*] an MFN Amendment and no further action shall be taken with regard to such Alternate License Agreement.

(2) If, however, the [*] then the [*] promptly commence good faith discussions with TiVo regarding whether the Alternate License Agreement[*] If, after such good faith discussions, the [*] shall promptly provide written notice to the Parties stating that a MFN[*] and no further action shall be taken with regard to such Alternate License Agreement.

(3) In the event that after such good faith discussions, the [*], then TiVo shall have the option, at TiVo’s sole election (to be exercised by giving written notice of its election to Cox [*] conclusion), to either (i) permit, [*] Under no circumstances, other than the limited circumstance set forth in clause (ii), above, shall any information acquired during the course of the [*] be disclosed to Cox by [*].

(c) All MFN[*], the provisions of the Alternate License Agreements, and any information relating to the foregoing shall be deemed the Confidential Information of TiVo and shall be subject to the provisions of SECTION 14 of this Agreement. This Section 3.7 shall not apply to any licenses to the TiVo Software granted in connection with any claim or litigation or any settlement thereof alleging that the TiVo Software infringes any Intellectual Property Rights of any third party or any licenses granted prior to the Effective Date. Any disputes as to whether this Section 3.7 applies to any license of the TiVo Software shall be resolved in accordance with Section 16.6.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SECTION 4. PROMOTION COMMITMENT.

4.1 TE Software Deployment Commitment. Cox shall cause the[*]) to make the TE Software available within [*] after [*] as [*] by Cox (the “[*] Cox Market”). Within [*], the TE Software will be available to at least ninety percent (90%) of the [*] in Cox Cable Systems in the[*] Within[*] after the TE Software (and all other software required for functioning of the TE Software on Qualifying STBs) provides support for [*], Cox will make the TE Software available to at least ninety percent (90%) of the Qualifying STBs in Cox Cable Systems in Orange County, California if New England was elected as the [*] Cox Market or in [*] if [*] was elected as the [*] Cox Market (herein, the “[*] Cox Market”). Notwithstanding the foregoing, if Cox does not deploy [*] in the [*], Cox will make the TE Software available to at least[*] of the Qualifying STBs in Cox Cable Systems in such [*] Cox Market within [*] months after Cox Initial TE Acceptance. Cox’s commitments to deploy the TE Software in the Cox Cable Systems shall be subject to TiVo not breaching its obligations set forth in SECTION 6.

4.2 Subscriber Terms. Cox will be responsible for all marketing, distribution, [*] of the TE Software with regard to Cox Subscribers.

4.3 TiVo Launch Marketing Campaign. Upon the launch of the TE Software in each Cox System, Cox shall cause the relevant Cox System to promote and market the availability of the TE Software. During the Term, the TE Software shall be [*](i) the [*] that [*] DVR Technology, [*], implemented in a [*], or [*] executed by the applicable Cox System, and (ii) in any [*] that has express inclusion of [*] (implemented in[*]) as part of the terms [*] executed by the applicable Cox System; provided, however, that the [*] of all such marketing of the TE Software shall be [*], however, in no case will the TE Software be [*] than any other [*], product or service. TiVo will provide reasonable assistance to Cox in the design of the marketing messages and materials, but all[*] shall be born by Cox.

4.4 Call Scripts. Cox and TiVo will develop mutually agreeable scripts for use by[*] to describe and promote the TE Software.

4.5 Free Trial. Each Cox System, in it[*], may offer a [*] of the TE Software to Cox Subscribers who have a[*]; in which case TiVo [*] for the applicable boxes during such [*] period, not to exceed[*]. For the avoidance of doubt, during such [*] such Cox Subscribers shall not qualify for the [*] under Section[*].

4.6 Branding of Marketing Materials. Subject to the restrictions and terms of use set forth in Section 1.5, Cox will include [*] on all marketing and sales materials that refer to [*], including, without limitation, collateral/brochures, advertisements and retail merchandising.

SECTION 5. DEVELOPMENT.

5.1 TAMS Solution. Subject to the terms and conditions of this Section 5.1, TiVo shall develop and integrate the [*] with all [*] (including related servers and network infrastructure) pursuant to specifications to be documented in the Statement of Work for the[*]. It is the intent of the Parties that the version of the [*] deployed by Cox shall be substantially similar in functionality to the [*] as [*] for [*] (as generally described in [*] and to the extent that TiVo has all rights necessary to use such [*] in connection with[*]) with modifications (as specified in the [*] Statement of Work) to support integration with Cox specific requirements. Subsequent [*] Statements of Work may be executed by the Parties to incorporate new features and/or functionality to the TAMS Solution as further described in Section 5.3. The cost for [*] shall be documented in the applicable TAMS Statement of Work in accordance with [*] below.

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(a) Within [*] of execution of this Agreement, TiVo will, without cost to Cox, provide a [*] in such detail as Cox may reasonably request including, without limitation, such issues as[*], etc. to be used by Cox in developing the [*] Statement of Work.

(b) Following the Effective Date, Cox and TiVo shall use commercially reasonable efforts to develop the [*] Statement of Work as follows:

(i) Within [*] after the [*], each of Cox and TiVo shall appoint an individual to serve as project manager and principal contact with respect to such Party’s obligations under this Section 5.1 and shall notify the other Party of such appointment.

(ii) Within [*] of the Effective Date, TiVo shall prepare [*] of the [*] Statement of Work and deliver the same to Cox. Cox shall use its commercially reasonable efforts to give TiVo access to such technical information, employees and facilities of Cox and the appropriate Cox Vendors as is reasonably necessary to complete such [*] Statement of Work. Failure of Cox or any Cox Vendor to provide information reasonably requested by TiVo will be considered a [*].

(iii) Within [*] following delivery of such [*] of the[*] Statement of Work, Cox shall deliver to TiVo Cox’s comments to the [*] Statement of Work. Thereafter, the Parties shall negotiate in good faith to finalize such [*] Statement of Work.

(iv) The Parties shall finalize the [*] Statement of Work within [*] after the [*] (as extended pursuant to Section 5.4 for any Non-TiVo Delays) or by such later date as shall be mutually agreed in writing by the Parties’ respective project managers appointed pursuant to Section 5.1(b)(i). In the event that the [*] Statement of Work is completed within [*] after the [*], the [*] used to compute the [*] Solution under Section [*] will be[*]. If, notwithstanding the reasonable commercial efforts of both Parties, the [*] Statement of Work is [*] within [*] after [*] (as extended pursuant to Section [*] for any Non-TiVo Delays) or by such later date as mutually agreed in writing by the Parties’ Vice President level representatives, either Party shall [*], upon [*] to the other Party. Notwithstanding any other provision of this Section 5.1, TiVo shall be under no obligation to perform any development or design work relating to the TAMS Solution in advance of the completion of the [*] Statement of Work unless and until the Parties agree in writing on terms by which TiVo will be compensated for work it performs prior to the execution of the [*] Statement of Work.

(c) Each TAMS Statement of Work shall, at a minimum, provide for:

(i) detailed product requirements,

(ii) the software, hardware and development tools required to enable, operate and support the TAMS Solution;

(iii) amendments to the [*], required for such TAMS Statement of Work, provided, however, that with respect to any TAMS Statement of Work, TiVo shall notify Cox in advance of the execution of such Statement of Work of any [*] that will be required;

(iv) acceptance criteria (including features, functionality and interoperability) for Cox’s acceptance of any deliverables relating to the TAMS Solution;

(v) the total [*] required to complete the TAMS Solution and the [*] for the TAMS Solution calculated at[*] and an estimate of other expenses and costs for materials required to

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complete the TAMS Solution including, without limitation, any materials, equipment, licenses, support agreements, etc. that are necessary to complete the development and qualification work, all of the forgoing as specified in the TAMS Statement of Work;

(vi) specified [*] on which particular aspects of the TAMS Solution shall [*], which [*] shall be (x) designed to provide for [*] at reasonable intervals in the development process, and (y) [*] and adjustment by the Parties from time to time upon mutual written agreement if TiVo fails to achieve any milestone as a result of a Non-TiVo Delay or as reasonably necessary to accommodate any project change requests (each, a “PCR”) submitted by Cox;

(vii) the respective payments to be made by Cox to TiVo on each of [*], which payment amounts shall (x) reflect an [*] of the TAMS Solution Development Fee [*] execution of the TAMS Statement of Work, (y) reflect a [*] of the TAMS Solution Development Fee payable upon[*], as applicable, and (z) reflect [*] of the TAMS Solution Development Fee [*] on the [*] to in the TAMS Statement of Work that are commensurate with the [*] completed by the [*];

(viii) reporting obligations for TiVo to update Cox as to its progress under the TAMS Statement of Work, which reports shall be [*] at commercially reasonable [*]; and

(ix) detailed procedures for modification of the TAMS Statement of Work as evidenced in [*] which shall give such Party the right to [*] to the TAMS Statement of Work subject only to the Parties mutually agreeing in writing to such requested changes.

(d) Promptly following finalization of each TAMS Statement of Work in accordance with [*] above, each Party shall commence performance of its obligations thereunder and cooperate with the other Party in the performance of such obligations in good faith and in a commercially reasonable manner. In carrying out their respective obligations under each such Statement of Work, TiVo and Cox shall perform such obligations in a professional and workmanlike manner and comply with [*] set forth therein. In addition, [*] shall achieve all [*] specified therein and comply with all [*] contained therein (including, without limitation, those relating to the[*] thereof).

(e) Any deliverables relating to the TAMS Solution shall be delivered by TiVo and tested and accepted (or rejected) by Cox in accordance with the following procedures:

(i) TiVo shall deliver all such deliverables pursuant to the respective [*] specified in the applicable TAMS Statement of Work and provide [*] to Cox when each such deliverable is delivered.

(ii) In determining whether any such deliverable satisfies the [*] specified in the TAMS Statement of Work, Cox and TiVo shall follow the following procedures: Cox shall have the number of [*] in the TAMS Statement of Work for the applicable deliverable after delivery of each deliverable to [*] (herein, the [*]). Within such Acceptance Period, Cox shall use commercially reasonable efforts to perform such acceptance tests and communicate the results to TiVo. By the end of such Acceptance Period, Cox shall [*] that (x) the deliverable has [*] the applicable acceptance criteria, specifying in [*] of such [*], or (y) Cox accepts such deliverable. If Cox fails to notify TiVo within such Acceptance Period as[*], or if Cox distributes or otherwise uses the deliverable for commercial purposes, Cox shall be deemed to have accepted such deliverable. If Cox reports any failure with respect to a deliverable, [*] such failure [*] number of [*] in the TAMS Statement of Work for the applicable deliverable after the [*] of Cox’s notice of [*] and deliver to Cox a [*] of such deliverable. Upon delivery of [*] of a

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deliverable, the foregoing procedures shall be repeated until such deliverable has been accepted by Cox or [*]pursuant to Section[*] below.

(iii) If there occurs a dispute regarding whether any such [*]the applicable[*] specified in the TAMS Statement of Work (including following any attempts by TiVo to [*]any such deliverable), Cox and TiVo shall promptly communicate such dispute to the appropriate business/project manager when such Party becomes aware of the dispute. If such dispute cannot be mutually resolved by such business/project managers within [*]from the time the business/project managers begin discussions, then either Party may [*]the matter to [*]procedures set forth in Section[*].

(iv) If, notwithstanding the reasonable commercial efforts of both Parties, the Release of the TAMS Solution being developed under the applicable TAMS Statement of Work is [*]in accordance with this [*]after the date of the [*]set forth in such applicable TAMS Statement of Work (as [*]pursuant to[*] for any Non-TiVo Delays), or by such later date as mutually agreed in writing by the Parties’ respective Vice President level representatives, either Party shall[*] written notice to the other Party, [*]and all[*] thereunder. In the event of[*], TiVo shall be entitled to [*]under such TAMS Statement of Work pursuant to this[*]; provided that the next Statement of Work entered into by the Parties shall be subject [*]on the amounts to be paid by Cox to TiVo until acceptance of the [*]under such Statement of Work. If the [*]TAMS Statement of Work and[*] TAMS Solution development efforts are [*]pursuant to this[*] of the Agreement, and all other Sections as related to the TAMS Solution or TAMS Statement of Work, shall immediately[*], and SECTION 16 as related to the work performed for such Initial TAMS Solution. For the avoidance of doubt, if any subsequent TAMS Statement of Work is [*]pursuant to this Section 5.1(e)(iv), such [*]such TAMS Statement of Work and the development efforts thereunder and such [*]shall not affect any of the rights or obligations of the Parties relating to prior Releases of the TAMS Solution or any future TAMS Statements of Work executed by the Parties.

(f) In consideration for the development of the TAMS Solution, Cox shall pay TiVo [*]as shall be set forth in the applicable TAMS Statement of Work (subject to any changes thereto in accordance with the PCR procedures specified therein). The aggregate amount required to be paid by Cox to TiVo pursuant to each such TAMS Statement of Work (subject to any such changes) shall be referred to herein as the “TAMS Solution Development Fee.” Except as expressly set forth in this Section 5.1, with respect to work performed under each TAMS Statement of Work, [*]specified in such TAMS Statement of Work and there shall be [*]or rates concerning[*] and second or third [*]unless specified in such TAMS Statement of Work. All authorization concerning payment by Cox for [*]shall be specified in the TAMS Statement of Work. In the event of any Cox caused delays, Cox shall be responsible for[*], if any, to the extent that (i) the [*]causing; (ii) TiVo has provided Cox with reasonable notice of such[*]; and (iii) TiVo has used reasonable efforts to mitigate the impacts of such[*].

5.2 TE Software. Subject to the terms and conditions of this Section 5.2, TiVo shall develop and integrate [*]with the [*]for Cox pursuant to specifications to be documented in the Statement of Work for the [*](the “[*]Statement of Work”). It is the intent of the Parties that the version of the [*]deployed by Cox shall be substantially similar in functionality to the TE Software TiVo is developing for [*]as generally described in Exhibit J and to the extent that TiVo has all rights necessary to use such [*]in connection with[*]) with modifications (as specified in the[*] Software Statement of Work) to support integration with Cox specific requirements. Subsequent TE Software Statements of Work may be executed by the Parties to incorporate new features and/or functionality to the TE Software as further described in Section 5.3. [*] and TiVo execute a statement of work to[*] but will be required to fund any additional work or materials required to modify, qualify, or operate the TE Software in the applicable Cox Systems.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(a) Following the Effective Date, Cox and TiVo shall use commercially reasonable efforts to develop the [*] Software Statement of Work as follows:

(i) Within [*] after the [*], each of Cox and TiVo shall appoint an individual to serve as project manager and principal contact with respect to such Party’s obligations under this Section 5.2 and shall notify the other Party of such appointment.

(ii) Within [*] of the [*], TiVo shall prepare a [*] of the [*] Software Statement of Work and deliver the same to Cox. Cox shall use its commercially reasonable efforts to give TiVo access to such technical information, employees and facilities of Cox and the appropriate Cox Vendors as is reasonably necessary to complete such preliminary version of the [*] Statement of Work. Failure of Cox or any Cox Vendor to provide information reasonably requested by TiVo will be considered a [*].

(iii) Within [*] following delivery of such [*] version of the [*] Software Statement of Work, Cox shall deliver to TiVo its comments to the [*] Software Statement of Work. Thereafter, the Parties shall negotiate in good faith to finalize such [*] Statement of Work.

(iv) The Parties shall finalize the [*] Software Statement of Work within [*] after the [*] (as extended pursuant to Section 5.4 for any Non-TiVo Delays) or by such later date as shall be mutually agreed in writing by the Parties’ respective project managers appointed pursuant to Section 5.2(a)(i). In the event that the [*] Software Statement of Work is completed within [*] after the [*], the [*] used to compute the [*] Software under Section [*] will be [*]. If, notwithstanding the reasonable commercial efforts of both Parties, the [*] Software Statement of Work is [*] within [*] (as extended pursuant to Section 5.4 for any Non-TiVo Delays) or by such later date as mutually agreed in writing by the Parties’ respective Vice President level representatives, either Party shall [*], upon [*] to the other Party. Notwithstanding any other provision of this Section 5.2, TiVo shall be under no obligation to perform any development or design work relating to the TE Software in advance of the completion of the [*] Software Statement of Work unless and until the Parties agree in writing on terms by which TiVo will be compensated for work it performs prior to the execution of the [*] Software Statement of Work.

(b) Each TE Software Statement of Work shall, at a minimum, provide for:

(i) detailed product requirements, which may include, without limitation, user interface customizations, product co-branding, and other modifications for fully compatible deployment on a TV Navigator middleware platform, unless otherwise specified in the TE Software Statement or Work, and to ensure compatibility with the appropriate Cox Cable Systems and Qualifying STBs;

(ii) the software, hardware and development tools required to enable, operate and support the TE Software;

(iii) amendments to the [*], required for such TE Software Statement of Work, provided, however, that with respect to any TE Software Statement of Work, TiVo shall notify Cox in advance of the execution of such Statement of Work of any[*] that will be required;

(iv) integration of the TE Software with the appropriate Cox Headend system software providing for billing, conditional access and parental controls;

(v) acceptance criteria (including features, functionality and interoperability) for Cox’s acceptance of any deliverables relating to the TE Software;

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(vi) the total number of [*]to complete the TE Software and the [*]for the TE Software calculated at[*] and an estimate of other expenses and costs for materials required to complete the TE Software including, without limitation, any materials, equipment, licenses, support agreements, etc. that are necessary to complete the development and qualification work, all of the foregoing as specified in the TE Software Statement of Work;

(vii) specified[*] on which particular aspects of the TE Software[*], which[*] shall be (x) designed to provide for [*]at reasonable intervals in the development process, and (y) [*]and adjustment by the Parties from time to time upon mutual written agreement if TiVo fails to achieve any milestone as a result of a Non-TiVo Delay or as reasonably necessary to accommodate any PCRs submitted by Cox;

(viii) the respective payments to be made by Cox to TiVo on each of [*]which payment amounts shall (x) reflect [*]of the TE Software Development Fee[*] execution of the TE Software Statement of Work, (y) reflect a [*]of the TE Software Development Fee payable[*] as applicable, and (z) reflect [*]in accordance with the [*]agreed to in the TE Software Statement of Work that are commensurate with the [*]completed by the[*];

(ix) reporting obligations for TiVo to update Cox as to its progress under the TE Software Statement of Work, which reports shall be [*]at commercially reasonable[*]; and

(x) detailed procedures for modification of the TE Software Statement of Work as evidenced in a[*], which shall give such Party the right to[*] to the TE Software Statement of Work subject only to the Parties mutually agreeing in writing to such requested changes.

(c) Promptly following finalization of each TE Software Statement of Work in accordance with [*]above, each Party shall commence performance of its obligations thereunder and cooperate with the other Party in the performance of such obligations in good faith and in a commercially reasonable manner. In carrying out their respective obligations under each such TE Software Statement of Work, TiVo and Cox shall perform such obligations in a professional and workmanlike manner and comply with their [*]set forth therein. In addition, [*]shall achieve all [*]specified therein and comply with all [*]contained therein (including, without limitation, those relating to the[*] thereof).

(d) Any deliverables relating to the TE Software shall be delivered by TiVo and tested and accepted (or rejected) by Cox in accordance with the following procedures:

(i) TiVo shall deliver all such deliverables pursuant to the respective [*]specified in the applicable TE Software Statement of Work and provide [*]to Cox when each such deliverable is delivered.

(ii) In determining whether any such deliverable satisfies the [*]specified in the TE Software Statement of Work, Cox and TiVo shall follow the following procedures: Cox shall have the applicable [*]specified in the TE Software Statement of Work for the applicable deliverable. Within such Acceptance Period, Cox shall use commercially reasonable efforts to perform such [*]and communicate the results to TiVo. By the end of such Acceptance Period, Cox shall [*]that (x) the deliverable has [*]the applicable acceptance criteria, specifying in [*]of such[*], or (y) Cox accepts such deliverable. If Cox fails to notify TiVo within such Acceptance Period as to[*], or if Cox distributes or otherwise uses the deliverable for commercial purposes, Cox shall be deemed to have been accepted such deliverable. If Cox reports any failure with respect to a deliverable, TiVo [*]such failure [*]specified in the TE Software Statement of Work for the applicable deliverable after the[*] of Cox’s notice of [*]and deliver

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to Cox a[*] of such deliverable. Upon delivery of a [*]of a deliverable, the foregoing procedures shall be repeated until such deliverable has been accepted by Cox or [*]pursuant to Section[*] below.

(iii) If there occurs a dispute regarding whether any such [*] specified in the TE Software Statement of Work (including following any attempts by TiVo to [*]any such deliverable), Cox and TiVo shall promptly communicate such dispute to the appropriate business/project manager when such Party becomes aware of the dispute. If such dispute cannot be mutually resolved by such business/project managers within [*]from the time the business/project managers begin discussions, then either Party may [*]the matter to the [*]procedures set forth in Section[*] below.

(iv) If, notwithstanding the reasonable commercial efforts of both Parties, the Release of the TE Software being developed under the applicable TE Software Statement of Work is [*]in accordance with this [*]after the date of the [*]set forth in such applicable TE Software Statement of Work (as [*]pursuant to Section[*] for any Non-TiVo Delays), or by such later date as mutually agreed in writing by the Parties’ respective Vice President level representatives, either Party shall [*]written notice to the other Party:[*]. In the event of either such[*], TiVo shall be entitled to [*]for such TE Software pursuant to this[*]; provided that the next Statement of Work entered into by the Parties shall be subject [*]on the amounts to be paid by Cox to TiVo until acceptance of the [*]under such Statement of Work.

(e) In consideration for the development of the TE Software, Cox shall pay TiVo such [*]as shall be set forth in the applicable TE Software Statement of Work (subject to any changes thereto in accordance with the PCR procedures specified therein). The[*] to be paid by Cox to TiVo pursuant to each such TE Software Statement of Work (subject to any such changes) shall be referred to herein as the “TE Software Development Fee.” Except as expressly set forth in this Section 5.2, with respect to work performed under each TE Software Statement of Work, the [*]specified in such TE Software Statement of Work and there shall be no [*]or rates concerning[*] and second or third [*]unless specified in such TE Software Statement of Work. All authorization concerning payment by Cox for [*]shall be specified in the TE Software Statement of Work. In the event of any Cox caused delays, Cox shall be responsible for[*], if any, to the extent that (i) the [*]causing; (ii) TiVo has provided Cox with reasonable notice of such[*]; and (iii) TiVo has used reasonable efforts to mitigate the impacts of such[*].

5.3 Future Features Development.

(a) During the [*]and subject to the Parties execution of applicable Statements of Work, TiVo will make available to Cox [*]and the[*], if and when such subsequent [*]are developed by TiVo, to: (i) incorporate [*]developed by TiVo for [*]that are made commercially available during the[*] (to the extent that TiVo has[*] to use such software or materials in connection with [*]customers); and (ii) incorporate [*]developed by TiVo that are made commercially available during the Term (to the extent that TIVo has all [*]necessary to provide such features to Cox). All such subsequent [*] shall be provided to Cox at[*], except for any [*]that are directly attributable to the [*]such new [*] with the Qualifying STBs or the Cox Cable Systems, which testing and/or integration fees shall be as set forth pursuant to a TAMS Statement of Work or TE Software Statement of Work, as further described in Sections 5.1 and 5.2, respectively and in compliance with Section 6.2(a). For the avoidance of doubt, such [*]of the TE Software that incorporate only new [*]as described in (ii) above, shall [*]the [*]to be paid by Cox pursuant to Section[*].

(b) On an [*]basis, the Parties agree to consider and negotiate in good faith any [*]in the[*] specified in Section[*] to be paid to TiVo, in exchange for [*]to be performed by[*]. Any such adjustments in the [*]and additional[*] must be agreed to in writing by authorized representatives of each Party, prior to creating any changed or additional obligations on the Parties.

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5.4 Notice and Effect of Delay.

(a) In any case in which TiVo believes that a[*] in a Statement of Work (or the[*] of any version of the Statement of Work itself) shall be extended or delayed due to a [*]to any[*] action, inaction, or omission by Cox, any Cox Affiliate or any other Cox Vendor (other than TiVo, TiVo Affiliates, or TiVo vendors) (each such case, a “Non-TiVo Delay”), TiVo shall (i) promptly document such[*], (ii) provide Cox with prompt written notice (which shall in any event be delivered to Cox [*]of TiVo becoming aware of such[*]) of TiVo’s understanding regarding the reasons for such delay and the anticipated consequences of such[*], and (iii) use commercially reasonable efforts to mitigate the impact of any such[*]; provided that such efforts do not result in[*]. It is understood that the Parties must agree in good faith as to any[*]. In the event of any dispute regarding an [*]hereunder, the Parties shall first attempt to resolve such dispute pursuant to the [*]procedures set forth in[*].

(b) In the event any [*]occurs, all remaining milestones will be [*]a day-for-day basis by the length of the[*]. In addition, if a [*]Non-TiVo Delay causes TiVo to [*]pursuant to a Statement of Work, Cox shall pay to TiVo an amount [*]would have been paid had such [*]or (ii) the [*]of all TiVo work performed pursuant to the Statement of Work in its efforts to achieve [*]and for which TiVo has not previously been paid (such amount to be paid based upon the billing procedures set forth in the applicable Statement of Work), and Cox shall pay any balance of the [*]upon the achievement of such[*]. Notwithstanding the foregoing, nothing in this Section 5.3(b) shall waive any rights or remedies of Cox under this Agreement, including the right to recover any payments already made, in the event that [*]to achieve such milestone after allowance for such Non-TiVo[*].

SECTION 6. CUSTOMER SUPPORT; COX MAINTENANCE AND SUPPORT.

6.1 Customer Support. [*]shall be responsible for answering and responding to all Cox Subscriber calls and for providing all technical support to Cox TiVo Subscribers relating to the[*]. TiVo shall provide [*]as further described on[*] that are designed to, at a minimum, enable [*]such support to Cox TiVo Subscribers. Upon Cox commercial deployment of the TiVo Software, TiVo will make available solely to Cox (as opposed to Cox’s customers) TiVo support resources via [*]for escalation of unresolved technical issues with the TE Software, as further described on [*]subject to Cox reimbursing TiVo for the cost of providing such support up to a maximum of[*]. TiVo will waive the TiVo Support fee in any year in which there are an average of more than[*]. For the avoidance of doubt, TiVo’s support role is restricted to interaction with technical representatives from Cox.

6.2 Maintenance and Support.

(a) Upon Cox commercial deployment of the TiVo Software, TiVo shall provide to Cox [*]as described in[*], which services shall be provided during the Term for[*]. TiVo acknowledges and agrees that, it shall not, as part of its [*]services or otherwise, modify the TE Software, TAMS Solution, or any other TiVo Software provided to Cox Subscribers or make any changes to the functionality or operation of such TiVo Software, without[*].

(b) TiVo will provide the [*]described in[*] in relation to any particular TiVo Release for up to[*], regardless of whether TiVo makes subsequent Releases available. Without limiting the foregoing, TiVo will support[*] of the TE Software and TAMS Solution.

(c) As part of its[*], during the Term of this Agreement and subject to the Parties execution of applicable Statements of Work, TiVo will make available to Cox subsequent Releases of the TE Software and TAMS Solution that are [*]of such TiVo Software with future releases of the [*]and for

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integration and testing of the TiVo Software with the Cox Systems. Such [*]of the TAMS Solution and TE Software shall be implemented pursuant to a TAMS Statement of Work or TE Software Statement of Work, as further described in Sections 5.1 and 5.2, respectively, or as an amendment to an existing Statement or Work, and in compliance with Section 6.2(a); provided that the Parties may mutually agree in writing to waive the requirement for such a Statement of Work or amendment thereto. The [*]with the Qualifying STBs or the Cox Cable Systems as is necessary for the implementation of any [*]of the TAMS Solution or TE Software shall be paid by[*]. For the avoidance of doubt, the use by Cox of such new Releases shall not [*]to be paid by Cox pursuant to Section[*].

6.3 Roadmaps. TiVo and Cox will meet at least [*]to share and discuss future[*] plans and features. Such roadmap discussions shall include key executives of both Parties and all information exchanged in the meeting shall be subject to the confidentiality obligations under SECTION 14.

6.4 Documentation. TiVo will provide Cox with all Documentation created by TiVo from [*]for the deployment, [*] and[*] of the TE Software and TAMS Solution, including without limitation all Documentation required to[*] Except as set forth in the applicable Statement of Work, nothing in this Section 6.4 shall require TiVo to create any Documentation not otherwise created in the ordinary course.

SECTION 7. ADVERTISING.

7.1 Phase 1 Advertising. Phase 1 Advertising shall apply to[*], as further described in this Section 7.1 and shall continue solely as to [*]unless[*] proceed with Phase 2 Advertising as described in Section 7.2 below.

(a) TAMS Solution Deployment. Following Cox Initial TAMS Acceptance, Cox will enable the TAMS Solution on [*]in accordance with the terms of this Agreement. Unless otherwise agreed by the Parties in writing, Cox is not authorized to enable the TAMS Solution on any TiVo-enabled STBs[*].

(b) Cox Sale of Advertising. Subject to technical limitations, Cox will have the [*] STBs, without[*]. Cox will[*] of the revenue generated by it from the sale of such advertising. For the avoidance of doubt, Cox will not have any rights [*]on any[*] or other products that are not[*].

(c) TiVo Sale of Advertising. Subject to technical limitations, TiVo will have the right to sell [*], in accordance with the following:

(i) Subject to the [*]on deployed TiVo-enabled STBs that has [*], as determined by Cox, TiVo will [*]of STB Storage Space to be used[*] with respect to each TiVo-enabled STB. If technical limitations cause the [*]on a TiVo-enabled STB to be[*], Cox will allow TiVo to[*].

(ii) Upon mutual agreement of the parties, for new [*]to be deployed or deployed[*] that have sufficient [*]that has previously been[*], the STB Storage Space allocated to[*] be increased over time to accommodate higher bandwidth video standards such that [*]of the video content capable of being stored remains substantially similar (regardless of the prevailing video standard) to the [*]of being stored in the[*].

(iii) Cox shall provide TiVo with sufficient bandwidth to perform [*]of the advertising content on the storage allocated to TiVo in (a) and (b) above. Subject to commercially reasonable technical capacity, Cox shall also support any [*]of TAMS on Cox’s network in accordance with the specifications mutually agreed to by the Parties in the TAMS Statement of Work.

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(iv) TiVo will [*]of the Net Revenue generated by it from the sale of[*]. Cox will [*]of Net Revenue for all such[*] sold by TiVo. In all cases, the basis for any revenue shared with Cox shall be equal to the [*](based on Cox TiVo Subscribers [*]the ad, regardless of whether such subscriber [*]the advertisement) portion of [*]by TiVo that is attributable to the distribution of the ad to Cox TiVo Subscribers.

(v) TiVo will sell [*]for TAMS-enabled Advertising on the[*]. In addition and without limitation, any TiVo advertising shall comply with the advertising guidelines (“Advertising Guidelines”) set forth in [*]as may be reasonably amended by mutual written agreement of the Parties from time to time. The sale of advertising by TiVo shall be conducted on a [*]basis.

(vi) Each video clip in any Showcase Video Repository shall not [*]and the [*] video contained in any given Showcase Video Repository shall[*].

(vii) TiVo shall not sell or otherwise distribute any [*]other than through the[*]. Without limiting the foregoing or any other terms or conditions set forth herein, TiVo shall not access, or embed in, any [*]provided to a Cox Subscriber any [*]that is not an [*]through the TAMS Solution in accordance with the terms and conditions set forth herein. In addition, TiVo will not sell or embed any [*]on any Cox [*]other than[*] expressly permitted under this Agreement.

7.2 Phase 2 Advertising. Within [*]after Cox has enabled the TAMS Solution on [*]deployed in the [*], upon written notice to TiVo, to [*]with Phase 2 Advertising. Upon such [*]and at Cox’s[*], the Parties shall enter into good faith negotiations regarding the terms and conditions applicable to[*]. If the Parties agree on such terms, this Agreement shall be amended in accordance with Section 16.2 to incorporate such terms. If within [*]of such written request the Parties are unable to agree on such terms, Cox [*]under the terms and conditions of this Section 7.2; or (ii) continue with [*]Advertising under the terms and condition of Section 7.1. Upon the date of such written notice confirming Cox’s [*]Advertising under the following terms, the provisions of Section 7.1 relating to[*] will be superseded in their entirety by the provisions of this Section 7.2.

(a) TAMS Solution Deployment. Upon Cox’s election to proceed under [*], Cox will enable the TAMS Solution on all [*](subject to technical limitations) deployed[*], in accordance with the terms of this Agreement, including those deployed by Cox [*]of such election, prior to commercial deployment of the TE Software for use on any [*]in such Cox System(s). For the avoidance of doubt, [*]to deploy the TAMS Solution on a Cox[*]; provided that the TAMS Solution is always deployed in each Cox System in which the TE Software is commercially deployed.

(b) Cox Sale of Advertising. Subject to technical limitations, Cox will have the [*] to TiVo. Cox will[*] of the revenue generated by it from the sale of such advertising.

(c) TiVo Sale of Advertising. Subject to technical limitations, TiVo will have the right to sell [*]on all[*], in accordance with the following:

(i) Subject to the [*]on deployed [*]that has previously been[*], as determined by Cox, TiVo will be [*] to be used [*]with respect to each Qualifying STB. If technical limitations cause the available storage space on a[*], Cox will allow TiVo to use[*].

(ii) Upon mutual written agreement of the parties, for [*]to be deployed or deployed [*]that has previously been[*] allocated to TiVo for TAMS-enabled Advertising may be

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increased [*]such that the [*]capable of being stored remains substantially similar (regardless of the prevailing video standard) to the amount capable of being stored[*].

(iii) Cox shall provide TiVo with sufficient bandwidth to [*]of the advertising content on the [*]in (i) and (ii) above. Subject to commercially reasonable technical capacity, Cox shall also support any [*]required for the functionality of TAMS on Cox’s network in accordance with the specifications mutually agreed to by the Parties in the TAMS Statement of Work.

(iv) TiVo will [*]of the Net Revenue generated by it from the sale of [*]. Cox will [*] for all such[*] sold by TiVo. In all cases, the basis for any revenue shared with Cox shall be equal to the[*], regardless of whether the user of such [*]actually [*]the advertisement) portion of[*] by TiVo that is attributable to the distribution of the ad to Cox Subscribers.

(v) TiVo will [*]of the Net Revenue generated by it from the sale of [*]on TiVo[*].

(vi) TiVo will [*]for TAMS-enabled Advertising on the[*]. In addition and without limitation, any TiVo advertising shall comply with the advertising guidelines (“Advertising Guidelines”) set forth in Exhibit O as may be reasonably amended by mutual written agreement of the Parties from time to time. The sale of advertising by TiVo shall be [*]

(vii) Each [*]in any Showcase Video Repository shall[*] and the [*]of [*]video contained in any given Showcase Video Repository shall [*]

(d) TiVo shall not sell or otherwise distribute[*] other than through the TAMS Solution. Without limiting the foregoing or any other terms or conditions set forth herein, TiVo shall not access, or embed in, any Cox STB provided to a Cox Subscriber any advertisement that is not an advertisement distributed through the TAMS Solution in accordance with the terms and conditions set forth herein. In addition, TiVo will not sell or embed any advertising on any Cox STB other than advertising expressly permitted under this Agreement.

7.3 Additional Provisions Relating to Advertising.

(a) TiVo and Cox shall each have equal access to[*] that would[*]. Such[*] shall be placed in selected prominent [*]in the[*], as further specified in the TAMS Statement of Work. Cox and TiVo sold advertising shall be displayed from a [*]in a[*] manner or in such other manner as results in [*]exposure for each advertisement in the[*].

(b) TiVo shall make available to Cox at [*]up to [*]of reasonable advertising sales support and education on the use and functionality of the TAMS Solution, as mutually agreed to in writing by the Parties. Such sales support and education shall be used by Cox[*] the initial deployment of the TAMS Solution.

SECTION 8. AUDIENCE RESEARCH SERVICES; COX SUBSCRIBER DATA.

8.1 Cox Subscriber Data. [*]shall own and control all [*]Data, including all [*]Data that is received, derived or otherwise collected from the TE Software or the TAMS Solution. TiVo shall have the [*]to [*]and[*] Data solely in the manner expressly set forth in this SECTION 8.

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8.2 TiVo’s Use of Cox Subscriber Data in [*]Form. Provided that TiVo supplies Cox, [*], with software necessary to extract such data from[*]), and subject to the terms of this SECTION 8, Cox shall provide TiVo with access to [*]Data [*] so as to incorporate such information into future product planning and development. Any such access to or use of the Cox Subscriber Data by [*]pursuant to this Section 8.2 shall (A) be subject to compliance with all applicable laws and Cox’s then applicable privacy policy relating to the collection and use of such Cox Subscriber Data, and (B) allow for access and use [*]as that term is defined below). Access to Cox Subscriber Data by TiVo pursuant to this Section 8.2 shall be accomplished through [*]upon in advance by the parties in writing. In addition, TiVo [*]identified as data derived from Cox or its Affiliates or reflecting the use of TAMS-enabled advertising or the TE Software by Cox Subscribers [*]from such usage data collected from other TiVo Users; nor shall any[*], whether in audience research reports or otherwise, permit any third party, directly or indirectly, to [*]any information as having[*] from Cox Subscriber Data.

8.3 TiVo’s Use of Cox Subscriber PII. TiVo shall [*]any Cox Subscriber PII without the[*] consent of Cox for each such access or use, and any access to or use of any Cox Subscriber PII shall be subject to[*] shall require in writing in advance from time to time; provided that [*]written consent shall not be unreasonably withheld or delayed and that any such required policies and procedures shall be applied to [*]access or use solely on a fair, reasonable and non-discriminatory basis. Notwithstanding the foregoing, [*]consent to the access or use of any Cox Subscriber PII pursuant to such policies and procedures shall constitute consent to the continued access and use by [*]purposes pursuant to the same policies and procedures, unless [*]notifies [*]in writing with respect to any changes to such policies and procedures. In addition, [*]agrees to use commercially reasonable efforts to respond with its consent, or its withholding of consent, to any request by [*]to access or use any Cox Subscriber PII within[*]. For purposes of this Agreement, Cox Subscriber PII shall mean any Cox Subscriber Data that includes any “personally identifiable information” pertaining to a Cox Subscriber, including any information (i) that identifies or can be used to identify, contact, or locate the subscriber to whom such information pertains, or (ii) from which identification or contact information of an individual person can be derived. Cox Subscriber PII includes, but is not limited to: name, address, phone number, account number, viewing information, user names, passwords, fax number, email address, financial profiles, medical profile, social security number, and credit card information. Cox Subscriber PII further includes information that, when associated with other information, such as, but not necessarily limited to, a personal profile, unique identifier, biometric information, IP address, CM MAC address, CPE MAC address or TiVo unit identifier, could be used to derive the identity of a Cox Subscriber. Notwithstanding the foregoing, Cox Subscriber PII does not include information that is anonymous or aggregate and accordingly is not capable of being used to identify an individual Cox Subscriber.

8.4 Handling of Cox Subscriber Data. TiVo agrees that pursuant to the subscriber privacy provisions of the Cable TV Privacy Act of 1984 (47 U.S.C. § 551), all Cox Subscriber PII in TiVo’s possession or control including, but not limited to: names, addresses, telephone numbers, account numbers, customer lists, and demographic, financial, electronically stored emails, and all transaction information, must be held in the strictest confidence. For any [*]Data with respect to which TiVo is provided or otherwise has access, TiVo will: (i) with respect to Cox Subscriber PII, [*]of such Cox Subscriber Data which is in TiVo’s possession or control; (ii) [*]to the security or integrity of such information in TiVo’s possession or control; and (iii) [*]or control that[*] in substantial harm or [*]to any individual Cox Subscriber. TiVo shall [*]upon the discovery of any loss, or unauthorized access, disclosure or use of any Cox Subscriber Data in TiVo’s possession or control and shall [*]with Cox[*], in the investigation and remediation of any such unauthorized disclosure. In the event that Cox is obligated to notify any Cox Subscribers of the potential unauthorized access to or use of their information as a result of[*], without limiting any of Cox’s other rights or remedies, be [*]for the [*]by Cox in providing such notification as a result thereof.

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8.5 Cox Audit Rights and Remedies with Respect to Cox Subscriber Data. Cox shall have the right to audit, [*]prior written notice and during TiVo’s regular business hours, TiVo’s handling of and processes related to TiVo’s use of any Cox Subscriber Data, no more than once annually, unless a [*] is identified. In addition, TiVo acknowledges and agrees that, Cox Subscriber Data constitutes a unique and valuable, proprietary asset of Cox, and that, in the event of[*] for any injuries caused thereby. As a result, TiVo further acknowledges and agrees that, in the event [*]Cox shall [*]and/or specific[*]. In the event of a dispute relating to any alleged failure by TiVo to comply with the terms and conditions set forth in this SECTION 8, the parties agree that the determination of the remedy[*] shall be subject to the dispute escalation procedures set forth in Section 16.6.

SECTION 9. REPORTS; AUDIT RIGHTS.

9.1 Cox Reports. Commencing when the [*]under Section 4.1 and continuing during the remainder of the Term (plus any period thereafter during which Cox is required to make reportable payments to TiVo), Cox shall send to TiVo the following reports:

(a) Within [*]a statement in a form prepared by Cox which sets forth[*] for the computation of the applicable [*]to be paid by Cox pursuant to Section [*](herein, the “Cox[*] Report”).

(b) Commensurate with the Cox [*]Report in Section 9.1(a), a statement in a form prepared by Cox which sets forth (i) the number of Cox TiVo Subscribers as of the[*] during such calendar month; and (iii) a [*]deployed by Cox as of the last day of such calendar month (herein, the “Cox[*] Report”).

9.2 TiVo Report. Commencing when the [*]by Cox and continuing during the remainder of the Term, TiVo shall send to Cox, [*], a statement in a form prepared by TiVo which sets forth the information reasonably necessary for the computation of any applicable [*]due to Cox during [*]as further described under Section 7.1(c)(iv) and during[*] as further described under Section 7.2(c)(iv) (herein, the “TiVo[*] Report”).

9.3 Audit Rights. Upon not less than [*]prior written notice, each Party (the “Auditing Party”) shall have the right, during the Term (and solely as to TiVo, plus any extension of any provision requiring Cox to make reportable payments to TiVo after the Term) and [*]thereafter, at its cost, to examine at the other Party’s (the “Audited Party’s”) corporate offices during normal business hours, in a manner that does not unreasonably interfere with the operation of the Audited Party’s business, the books and records of the Audited Party which are related directly to the Audited Party’s reports provided under this SECTION 9 and the fees paid to the Auditing Party during [*], to verify the amount of such payments, which examination right may be [*](except as provided below) and[*] may not be subsequently[*]. If any such examination reveals a discrepancy in the amount actually paid to the Auditing Party and the amount which should have been paid to the Auditing Party, then (i) in the event of an overpayment by the Audited Party, the Auditing Party shall promptly pay to the Audited Party the amount by which the Auditing Party was overpaid, and (ii) in the event of any underpayment by the Audited Party, the Audited Party shall promptly pay to the Auditing Party the amount by which the Auditing Party was underpaid, plus interest on the amount of such underpayment at the rate[*] to the Auditing Party; provided that, if the amount of such underpayment is [*]than the [*]of (a[*]) of the total amount that should have been paid during the audited period, or (b)[*], then (A) the Audited Party shall also immediately pay to the Auditing Party an amount equal to the reasonable cost of such examination; and (B) the Auditing Party shall be entitled to [*]during such[*] notwithstanding the limitation provided above with respect to [*]that may be[*]. If the Audited Party reasonably determines that the exercise by the Auditing Party of its rights under this Section 9.3 could conflict with any confidentiality obligation of the Audited Party with respect to any other Person, the

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Auditing Party shall have the right to appoint an independent auditor, agreed to by the Audited Party (not to be unreasonably withheld), to perform the examination permitted hereunder, which auditor shall determine the Audited Party’s compliance with the examination permitted hereunder, which auditor shall determine the Audited Party’s compliance with such payment obligations and report such determination in writing to each of the Audited Party and the Auditing Party.

SECTION 10. REPRESENTATIONS AND WARRANTIES.

10.1 Cox Representation and Warranties. Cox represents, warrants and covenants that:

(a) Cox is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) Cox has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all corporate actions necessary on the part of Cox. There are no contractual or other legal obligations which will in any way interfere with Cox’s full performance of this Agreement. The individual executing this Agreement on behalf of each of Cox has the authority to do so.

10.2 TiVo Representations and Warranties. TiVo represents, warrants and covenants that:

(a) TiVo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) TiVo has the requisite power and authority to execute and deliver this Agreement and to fully perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all corporate actions necessary on the part of TiVo. There are no contractual or other legal obligations of TiVo which will in any way interfere with TiVo’s full performance of this Agreement. The individual executing this Agreement on behalf of TiVo has the authority to do so.

(c) At the[*], the TiVo Software will not [*]any[*] that can be identified and eliminated through the use of a [*]in accordance with[*]. If a [*]in the TE Software or the TAMS Solution, despite TiVo’s good faith efforts to[*], TiVo shall, as Cox’s sole and exclusive remedy, promptly[*], as applicable, to Cox. As used herein, a [*]is undocumented and unauthorized [*]inserted in the [*]with the intention[*] or other computing resources.

(d) With respect to each of the TiVo Software, TiVo warrants as follows:

(i) Until the [*], and, with respect to subsequent TAMS Statements of Work or TE Software Statements of Work, until the[*] provided pursuant to such subsequent Statements of Work in accordance with Sections 5.1(e) or 5.2(d), respectively or such shorter period of time as set forth in the applicable subsequent Statement of Work (in each case, the “Warranty Period”), TiVo expressly warrants that such deliverables will conform in all material respects to the functionalities described in the applicable Statement of Work.

(ii) In the event Cox notifies TiVo in writing during the Warranty Period of any failure to meet the warranty described in this Section 10.2(d) (a “Non-Conformity”), together with such reasonable supporting information and materials reasonably requested by TiVo as shall be reasonably necessary to enable TiVo to verify, diagnose and correct the reported deficiency. TiVo shall [*]TiVo deliverables within[*] after Cox’s report of the Non-Conformity. If TiVo believes the reported

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Non-Conformity is not attributable to the applicable TiVo deliverables, TiVo shall report such belief to Cox with reasonable explanation and supporting documentation. Upon a determination that a Non-Conformity is attributable to the TiVo deliverables, TiVo shall [*]in accordance with[*]. The foregoing sets forth Cox’s sole and exclusive remedy and for any breach of the warranty stated in this Section 10.2(d).

(iii) In the event of a dispute regarding whether there is a Non-Conformity, or whether a Non-Conformity is attributable to the applicable TiVo deliverables, or the whether TiVo has failed to promptly perform any appropriate correction,[*]. If such dispute cannot be mutually resolved by such business/project managers within [*]from the time the business/project managers begin discussions, then either Party may elect to[*].

(e) TiVo shall not be responsible for any bugs, errors, or problems attributable to or associated with, and makes no warranties regarding, any [*]not authorized in writing by TiVo; provided, however, that nothing in this paragraph shall be deemed to [*]of any of[*] the TE Software or the TAMS Solution for use on the Qualifying STBs as specified in an applicable Statement of Work.

(f) Other than with respect to the [*]and the[*] of the Qualifying STBs, the TiVo Software (in the form delivered by TiVo) when used in accordance with this Agreement shall not[*]; provided, that TiVo’s obligations under Section 11.1 shall be the sole remedy for any claims of[*].

(g) The TiVo Software, in the form provided by TiVo, shall not contain any [*]or other similar mechanisms intended to enable TiVo [*]without the exercise of due process of law in the event of any dispute arising under this Agreement.

(h) The TiVo Software, the TiVo Remote Manufacturing Package and any support or services provided by TiVo hereunder shall not interfere with [*] information that is transmitted over the Cox Systems; provided that such requirements and related specifications are set forth in the applicable Statement of Work.

(i) TiVo agrees that, its entry into and performance under this Agreement, shall at all times comply with all applicable laws, rules, and regulations.

(J) EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED IN THIS SECTION 10.2, (I) TIVO MAKES NO WARRANTIES AS TO THE TE SOFTWARE, TAMS SOLUTION, TIVO REMOTE MANUFACTURING PACKAGE OR ANY OTHER PRODUCTS, SUPPORT OR SERVICES PROVIDED BY TIVO HEREUNDER, AND (II) TIVO EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS, IMPLIED AND STATUTORY, WHETHER ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

SECTION 11. INDEMNITIES.

11.1 TiVo Indemnity.

(a) Subject to the limitations set forth in this Section 11.1 and SECTION 12, TiVo shall: (i) indemnify, defend (or at its option settle), and hold Cox Indemnified Parties harmless against any claims, suits, and actions brought by a third party (collectively, “Claims”) solely to the extent (A) based on allegations that the TE Software (excluding any Third Party IP), TAMS Solution (excluding any Third Party IP), TiVo Remote (made in strict accordance with the TiVo Remote Manufacturing Package and excluding any Third Party IP) or TiVo Marks [*]of any Person (other than Cox or any Cox Affiliate); or (B)

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arising out of TiVo’s use of the Cox Marks where such use is not authorized by this Agreement or is not in compliance with any applicable statute, law or regulation; and (ii) pay any award, damages, or costs (including, without limitation, reasonable attorneys’ fees and expert witnesses’ fees) finally awarded by a court of competent jurisdiction or agreed on in a settlement of any such Claim. In addition to the foregoing, TiVo shall defend, indemnify and hold the Cox Indemnified Parties harmless from and against any awards, damages, liabilities, losses, and costs (including, without limitation, reasonable attorneys’ fees) relating to or[*] in the performance of this Agreement. TiVo may settle, at TiVo’s sole expense, any Claim for which TiVo is responsible under this Section 11.1 provided that such settlement shall provide for a full release of Cox.

(b) TiVo’s obligations under this Section 11.1 shall be subject to the Cox Indemnified Party (i) promptly notifying TiVo of any such Claim of which it becomes aware or for which it believes TiVo is responsible under this Section 11.1, provided that the failure to so notify TiVo will not relieve TiVo’s obligations except to the extent of any prejudice to TiVo resulting from such failure; and (ii) providing TiVo with sole control over the defense or settlement of such Claim and reasonable assistance in the defense or settlement of any such Claim. Cox may participate in such defense with counsel of its own choosing (with the expenses of such counsel to be borne solely by Cox). [*]of a Claim from a Cox Indemnified Party, or such shorter period of time if an earlier response is required by the Claim, TiVo shall acknowledge receipt of such notice to Cox in writing and provide Cox its position with respect to the indemnification request.

(c) Notwithstanding the foregoing, TiVo shall incur no obligation or liability under this Section 11.1 to the extent that any such Claims are based on:[*], or TiVo Marks after a non-infringing replacement (with substantially comparable features, functionality, and quality) has been made available by TiVo at TiVo’s sole expense and Cox has had a commercially reasonable period of time in which to deploy such replacement; (vi) [*]has been made available by TiVo at TiVo’s sole expense and Cox has had a commercially reasonable period of time in which to implement such non-infringing version; or (vii) any[*].

(d) If TiVo receives written notice of an alleged infringement claim or[*], TiVo may, at its sole option and expense: (i) procure for Cox the right to continue using the TE Software, TAMS Solution, TiVo Remote or TiVo Marks, as applicable, at TiVo’s sole expense; (ii) modify or replace the infringing portion of the TE Software, TAMS Solution, TiVo Remote Manufacturing Package or TiVo Marks, as applicable, without adversely affecting its features or functionality; or (iii) [*]as related to the infringing TE Software, TAMS Solution, TiVo Remote Manufacturing Package, TiVo Marks, or infringing component, feature or functionality, in which event TiVo shall promptly [*]calculated as of the date of such claim and based on a straight-line depreciation over a period of[*] commencing on the date of acceptance of the applicable deliverable(s). For these purposes, the term “Related Deliverable” shall mean any component, feature, or functionality of the TE Software, the TAMS Solution, TiVo Remote Manufacturing Package or the TiVo Marks, the use of which is rendered commercially impracticable as a result of a termination of the license related to the infringing TE Software, TAMS Solution, TiVo Remote Manufacturing Package, TiVo Marks, or infringing component, feature or functionality.

(e) In addition to its other obligations under this Section 11.1, TiVo shall [*]of any such Claims and in implementing any of the resolutions elected by TiVo under Section 11.1(d) above.

(f) This Section 11.1 states TiVo’s entire obligation and liability and Cox’s sole and exclusive remedy with respect to any claim of infringement of any Person’s Intellectual Property Rights, for any claims relating to TiVo’s unauthorized use of the Cox Marks, and for the other claims specified herein.

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11.2 Cox Indemnity. Subject to the limitations set forth in this Section 11.2 and SECTION 12, Cox shall: (i) indemnify, defend (or at its option settle), and hold TiVo Indemnified Parties harmless against any Claims solely to the extent (A) based on allegations that the Cox Marks [*](other than TiVo or any TiVo Affiliate); (B) arising out of Cox’s use of the TiVo Marks where such use is not authorized by this Agreement or is not in compliance with any applicable statute, law or regulation; or (C) based on allegations of infringement arising from one or more of the items listed in Section 11.1(c) above; and[*] finally awarded by a court of competent jurisdiction or agreed on in a settlement of any such Claim. In addition to the foregoing, Cox shall defend, indemnify and hold the TiVo Indemnified Parties harmless from and against any awards, damages, liabilities, losses, and costs (including, without limitation, reasonable attorneys’ fees) relating to or arising out of [*]. Cox may settle, at Cox’s sole expense, any Claim for which Cox is responsible under this Section 11.2 provided that such settlement shall provide for a full release of TiVo. Cox’s obligations under this Section 11.2 shall be subject to the TiVo Indemnified Party (i) promptly notifying Cox of any such Claim of which it becomes aware or for which it believes Cox is responsible under this Section 11.2, provided that the failure to so notify Cox will not relieve Cox’s obligations except to the extent of any prejudice to Cox resulting from such failure; and (ii) providing Cox with sole control over the defense or settlement of such Claim and reasonable assistance in the defense or settlement of any such Claim. TiVo may participate in such defense with counsel of its own choosing (with the expenses of such counsel to be borne solely by TiVo). Within [*]of notice of a Claim from a TiVo Indemnified Party, or such shorter period of time if an earlier response is required by the Claim, Cox shall acknowledge receipt of such notice to TiVo in writing and provide TiVo its position with respect to the indemnification request. In addition to its other obligations under this Section 11.2, Cox shall[*]. This Section 11.2 states Cox’s entire obligation and liability and TiVo’s sole and exclusive remedy with respect to any claim of infringement of any Person’s Intellectual Property Rights, for any claims relating to Cox’s unauthorized use of the TiVo Marks, and for the other claims specified herein.

SECTION 12. LIMITATION OF LIABILITY.

12.1 NOTWITHSTANDING ANY PROVISION TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR BREACHES OF SECTION 1, SECTION 2, AND SECTION 14, OR WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 11, IN NO EVENT SHALL EITHER PARTY’S CUMULATIVE LIABILITY ARISING FROM OR RELATED TO THIS AGREEMENT (OTHER THAN FOR PAYMENT OF FEES, ROYALTIES AND ANY OTHER AMOUNTS OWED UNDER THIS AGREEMENT) WHETHER IN CONTRACT, TORT OR OTHERWISE, EXCEED[*]). NOTWITHSTANDING ANY PROVISION TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR BREACHES OF SECTION 1, SECTION 2, SECTION 8, EXHIBIT H, AND SECTION 14, OR WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 11, IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS AGREEMENT, UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY, TORT OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY CONSEQUENTIAL, EXEMPLARY, PUNITIVE, SPECIAL OR INCIDENTAL DAMAGES OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS), EVEN IF SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THIS SECTION 12.1, THIRD PARTY CLAIMS AGAINST TIVO FOR PERSONAL INJURY, DEATH, OR LOSS OF, OR DAMAGE TO, TANGIBLE PROPERTY THAT ARE ATTRIBUTABLE TO THE TIVO-ENABLED STBS, QUALIFYING STBS, OR THE TIVO REMOTES ARE NOT SUBJECT TO ANY OF THE LIMITATIONS HEREIN. FOR THE AVOIDANCE OF DOUBT, THIS SECTION 12.1 DOES NOT LIMIT COX’S OR TIVO’S PAYMENT OBLIGATIONS UNDER SECTION 3.

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12.2 THE LIMITED WARRANTY, LIMITED REMEDIES, WARRANTY DISCLAIMER AND LIMITED LIABILITY ARE FUNDAMENTAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN TIVO AND COX AND THE PARTIES WOULD NOT BE ABLE TO ENTER INTO THIS AGREEMENT WITHOUT SUCH LIMITATIONS. THE LIMITATIONS SET FORTH IN THIS SECTION 12 SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

SECTION 13. PRESS RELEASE.

Within[*] after the Effective Date, the Parties shall jointly issue a public announcement concerning this Agreement and the transactions contemplated hereby in form and substance of which is set forth in Exhibit M.

SECTION 14. CONFIDENTIALITY.

The terms and conditions of this Agreement and the Confidential Information disclosed in connection with the performance hereof shall be considered proprietary and kept strictly confidential by each Party and used solely for the purposes authorized under this Agreement, except for (a) disclosure as may be required by law, regulation, national stock exchange or national listing system; (b) disclosure in response to a valid subpoena, order, or formal request for information of a court or government agency of competent jurisdiction; provided, however, that any Party required to make such disclosure shall give the other Party prompt notice of any such requirement and the disclosure proposed to be made in response thereto to permit the other Party to contest such disclosure; (c) disclosure to a Party’s Affiliates, employees, consultants, contractors, auditors, legal or financial advisors or other representatives so long as such parties are expressly bound to keep such information confidential and to use such Confidential Information solely for the purposes authorized under this Agreement; (d) disclosure by Cox to Cox Vendors in connection with arrangements relating to products or services supplied to Cox by such vendors, so long as such parties agree in writing to be bound by confidentiality provisions substantially similar to this SECTION 14. If TiVo determines that it is legally required to file this Agreement with the Securities and Exchange Commission, TiVo shall (i) file only that portion of this Agreement that it is legally required to so file and (ii) use commercially reasonable efforts to file and gain approval of a confidential treatment application seeking redaction of commercial terms and conditions herein. In furtherance of the provisions of this SECTION 14, each Party shall use the same degree of care to prevent any unauthorized use or disclosure of the other Party’s Confidential Information that such Party uses with respect to its own Confidential Information, but in no event with less than reasonable care.

SECTION 15. TERM; TERMINATION RIGHTS; EFFECTS OF EXPIRATION OR TERMINATION.

15.1 Term. The initial term of the Agreement shall commence on the Effective Date and continue until the 5th anniversary of the Cox Initial TE Acceptance, provided that in no event shall the initial term extend beyond seven (7) years after the Effective Date and is herein referred to as the “Term.”

15.2 Termination Rights.

(a) Each Party shall have the right to terminate this Agreement for cause in the event the other Party commits a material breach of this Agreement that remains uncured [*]after receipt of written notice of such material breach, [*]with a termination right provided for in any other section of this Agreement.

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(b) In addition, each Party shall have the right to terminate this Agreement without cause under any of the following circumstances, to be exercised by the other Party within[*] after it becomes aware of the circumstance giving rise to such termination: (i) any bankruptcy or other insolvency proceeding (including appointment of a receiver or assignment by the other Party for the benefit of creditors) is commenced by or against the other Party, which, in the case of a proceeding commenced against the other Party, is not dismissed within ninety (90) days after the commencement thereof; and (ii) the other Party commences the dissolution, liquidation and winding up of its affairs or otherwise ceases to function as a going concern.

(c) In addition, TiVo [*]following the date of receipt of Cox’s notice as to [*]of the Cox Initial TE Acceptance Date, if there are [*]as of such anniversary; provided that such [*]period shall be extended on a day-for-day basis for any delays that are directly attributable to any material action, inaction or omission by TiVo in the performance of its obligations under SECTION 6 of this Agreement. Cox shall not be required to provide such written notice as [*]as of such anniversary unless [*]a written request for such notice and any such request by TiVo shall be submitted within [*]anniversary.

(d) In addition, Cox shall have the right to terminate this Agreement effective upon written notice to TiVo given within [*]

(e) In addition, Cox shall have the right to terminate this Agreement upon[*] written notice in the event of any Change of Control Event wherein the controlling entity after such Change of Control Event is a Cox Competitor.

15.3 Effect of Expiration or Termination. Upon the expiration or termination of the Term, the following provisions shall apply:

(a) Each TiVo-enabled STB in the possession of a Cox TiVo Subscriber as of the expiration date will be [*]until the applicable Cox TiVo Subscriber [*]the TE Software service; provided that Cox continues[*] to [*]for each such TiVo-enabled STB in accordance with Section 3.2.

(b) So long as the Agreement is not terminated by TiVo for Cox’s material breach, Cox will have[*] following the date of expiration or termination to cease offering and providing the TE Software (with the TiVo Remote) to additional Cox Subscribers; provided that Cox [*]for each such TiVo-enabled STB in accordance with Section 3.2. After such[*], or promptly upon TiVo’s termination for Cox’s material breach, Cox will not be entitled to offer or provide the TE Software or TiVo Remote to any additional Cox Subscribers.

(c) So long as the Agreement is not terminated by TiVo for Cox’s material breach and provided that Cox [*]for each TiVo-enabled STB in accordance with Section 3.2 and Section 15.3(a) and any applicable [*]in accordance with Section 6.1, TiVo will continue to provide[*].

(d) Upon the expiration or termination of this Agreement, [*]TAMS-enabled Advertising. However, for a period of [*]following the date of expiration or termination, Cox and TiVo will each have the right to continue to provide any TAMS-enabled Advertising sold by such Party prior to the date of such termination or expiration on the TiVo-enabled STBs (and if Cox elected to proceed with [*]) and the rights and obligations of the Parties under SECTION 7 shall continue and survive for such [*]day period. Upon the expiration of such[*] period, Cox shall immediately cease all use of the TAMS Solution.

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(e) Notwithstanding any of the foregoing, in the event Cox terminates this Agreement pursuant to Section 15.2(e), Cox’s obligations to provide [*]to TiVo, or to allow TiVo to collect such[*], pursuant to Section 8.2 shall immediately terminate.

(f) Notwithstanding any of the foregoing, in the event either Party terminates this Agreement pursuant to Sections 5.1(b)(iv), 5.2(a)(iv) or 5.2(d)(iv), except for the Sections identified in Section 15.4 below, all Sections of this Agreement shall terminate immediately including, without limitation, the provisions of this Section 15.3.

15.4 Survival. In addition to any surviving rights (if any) under Section 15.3, the following Sections and Exhibits shall survive any expiration or termination of this Agreement: SECTION 1 (solely to the extent necessary to support the surviving rights (if any) under Section 15.3), SECTION 2, SECTION 3, SECTION 8 (except as otherwise provided in Section 15.3(e)), SECTION 9 (for the time periods specified therein), Section 10.2(j), SECTION 11, SECTION 12, SECTION 14, Section 15.4, SECTION 16, and the Exhibits (solely to the extent necessary to support the surviving rights (if any) under Section 15.3). Except as provided in Section 15.3 and this Section 15.4, all other rights and obligations (of both TiVo and Cox) will terminate.

SECTION 16. GENERAL.

16.1 Notices. Except as set forth below, all notices hereunder shall be in writing and delivered personally or sent by certified or registered U.S. mail, postage prepaid and return receipt requested, facsimile transmission (with electronic confirmation of receipt), or nationally recognized overnight delivery service (with next day delivery specified) to the receiving Party at its address set forth below or as otherwise designated by written notice provided by such receiving Party in accordance with this Section 16.1.

Notice to TiVo shall be provided as follows:

TiVo Inc.

2160 Gold Street

Alviso, California 95002

Attention: General Manager, Service Provider Division

Facsimile: (408) 519-3304

With a copy to:

TiVo Inc.

2160 Gold Street

Alviso, California 95002

Attention: General Counsel

Facsimile: (408) 519-3304

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

28.

Notice to Cox shall be provided as follows:

Cox Communications, Inc.

1400 Lake Hearn Drive

Atlanta, GA 30319

Facsimile: (404) 847-6029

Attention: VP of Video Product Development

With a copy to:

Cox Communications, Inc.

1400 Lake Hearn Drive

Atlanta, GA 30319

Facsimile: (404) 843-5845

Attention: General Counsel

Notice shall be deemed to be effectively given and received on the date of receipt by the receiving Party or, if earlier: (i) if delivered by hand, on the date delivered; (ii) if sent by U.S. mail, on the fifth business day after the date of deposit with the U.S. Postal Service; (iii) if sent by facsimile transmission, on the date sent if sent on a business day during normal business hours in the place of receipt (as evidenced by the electronic confirmation) or otherwise on the next business day; and (iv) if sent by overnight delivery service, on the next business day after the date of deposit with such delivery service.

16.2 Amendments; Waivers Limited. No amendment, supplement, modification or waiver of any provision of this Agreement shall be binding upon a Party unless such amendment, supplement, modification or waiver is set forth in a written instrument which is executed and delivered on behalf of such Party by, in the case of TiVo, an officer of TiVo and, in the case of Cox, a senior officer of Cox, or any designee authorized in writing to execute and deliver such instrument. Such amendment, supplement, modification or waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a Party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

16.3 Successors and Assigns. This Agreement shall be binding on the respective transferees and successors of the Parties hereto, except that neither this Agreement nor either Party’s rights or obligations hereunder shall be assigned or transferred by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign its rights and obligations hereunder, without the prior written consent of the other Party, to (i) a successor entity resulting from a merger, combination, reorganization or consolidation of such Party, (ii) the transferee of all or substantially all of the assets of such Party, or (iii) an Affiliate of such Party. A permitted assignment under this 16.3 shall not relieve the assigning Party of its duties or obligations hereunder unless the other Party specifically releases the assigning Party in writing and shall not affect Cox’s right to terminate this Agreement pursuant to Section 15.2(e) in the event such assignment by TiVo results in a Change of Control Event to a Cox Competitor.

16.4 Force Majeure. Neither Cox nor TiVo shall have any liability for any delay in performance of any duties or obligations of this Agreement (except for payment of money owed) and such delay will not be considered a breach of this Agreement if such delay is caused by a labor dispute, fire, earthquake, flood, or

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

29.

any other similar event beyond the reasonable control of such Party, provided that such Party notifies the other Party of the circumstances causing the delay and resumes performance as soon as possible.

16.5 Governing Law. This Agreement shall be deemed to have been executed and delivered in the State of Delaware, and shall be governed by, and construed and enforced in accordance with, the laws of such State without regard to any conflicts of law principles thereof that will require the application of the laws of any other state or jurisdiction.

16.6 Dispute Escalation. The Parties will first attempt to resolve any dispute under this Agreement by referring the matter to TiVo’s Cox program manager and Cox’s director level representative to resolve the dispute who will be tasked with discussing the issues and negotiating in good faith in an effort to reach a resolution. If such designated representatives are not able to agree on a resolution within[*] after the initial notice of dispute, the dispute shall be escalated to the[*]. If the respective senior executive management teams of the Parties are not able to agree on a resolution within [*]after such escalation, either Party may elect for the dispute to be resolved pursuant to Section 16.4. Notwithstanding the foregoing, neither party shall be obligated to exhaust the dispute escalation procedures set forth in this Section 16.6 prior to initiating any action seeking preliminary or injunctive relief relating to any alleged breach of a party’s obligations under this Agreement pertaining to the treatment of a party’s Intellectual Property Rights or Confidential Information.

16.7 Severability. The Parties agree that each provision of this Agreement shall be construed as separable and divisible from every other provision and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction determines that a restriction contained in this Agreement shall be unenforceable because of the extent of time or geography, such restriction shall be deemed amended to conform to such extent of time and/or geography as such court shall deem reasonable.

16.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all such counterparts together shall constitute but one and the same instrument. This Agreement shall be binding upon the delivery by each Party of an executed signature page to the other Party by facsimile transmission, provided that, if signature pages are so delivered by facsimile transmission, each Party shall also immediately deliver an executed original counterpart of this Agreement to the other Party by overnight delivery service (with next day delivery specified).

16.9 Entire Agreement; Prior Agreements. This Agreement sets forth the entire Agreement and understanding of the Parties relating to the subject matter hereof, and supersedes all prior Agreements, arrangements or understandings relating to the subject matter hereof. All prior agreements among the Parties shall be deemed terminated by mutual consent as of the date hereof.

16.10 Third Party Beneficiaries. No provision of this Agreement confers upon any person other than the Parties hereto any rights or remedies hereunder, except as otherwise expressly provided in this Agreement.

16.11 Nonexclusive Agreement. The Parties’ rights and obligations under this agreement are non-exclusive and nothing in this Agreement shall be construed as prohibiting any Party from entering into a similar business relationship with any other Person.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

30.

IN WITNESS WHEREOF, the undersigned Parties have caused this Agreement to be executed by their duly authorized representatives.

TIVO INC.		COXCOM, INC.

By:	/s/ Naveen Chopra	By:	/s/ Stephen K. Necessary

Name:	Naveen Chopra	Name:	Stephen K. Necessary

Title:	VP, Corporate Development	Title:	VP – Video Product Development

Date:	8/22/06	Date:	8/22/06

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

31.

EXHIBIT A – DEFINITIONS

As used in the Agreement to which this Exhibit A is attached and into which it is incorporated by reference and the Schedules and Exhibits (including this Exhibit) attached thereto, the following capitalized terms shall have the following respective meanings ascribed thereto:

“Acceptance Period” shall have the meaning set forth in Section 5.1(e)(ii).

“Affiliate” shall mean, with respect to any Person on any applicable date of determination, any other Person directly or indirectly controlling, controlled by or under common control with such first Person as of such date. As used herein, the term “control” (including any correlative usages such as “controlling,” “controlled by” and “under common control with”) shall mean (i) the legal, beneficial or equitable ownership, directly or indirectly, of at least a majority of the equity interests of a Person, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person or the election of a majority of the board of directors or comparable governing body of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble hereto, including all amendments, supplements and modifications thereto.

“Alternate License Agreement” shall have the meaning set forth in Section 3.7(a).

“Cable System” shall mean any cable television system that distributes Television Programming Services to subscribers within the Territory by [*]and/or other means developed in the future to subscribers or viewers.

“Claims” shall have the meaning as set forth in Section 11.1(a).

“Change of Control Event” shall mean (A) the consummation of a merger or consolidation of TiVo with or into another entity or any other corporate reorganization that results in Persons, who immediately prior to such merger, consolidation or other reorganization did not collectively own [*]of the voting power of TiVo, immediately after such merger, consolidation, or other reorganization collectively owning[*] or more of the voting power of the outstanding securities of (i) the continuing or surviving entity, or (ii) any direct or indirect parent corporation of such continuing or surviving entity; or (B) the sale, transfer, or disposition of all or substantially all of TiVo’s assets to a third party that is not a TiVo Affiliate.

“Computer Viruses” shall have the meaning as set forth in Section 10.2(c).

“Cox” shall have the meaning set forth in the preamble to this Agreement.

“Cox Auditor” shall mean an independent public accounting firm or an independent auditing firm designated by Cox that is not the accounting or auditing firm retained by Cox to complete its company-wide audit and that is paid solely on an hourly or other fixed fee basis to perform any audit services contemplated under this Agreement.

“Cox Competitor” shall mean (i) [*]as reported in its most recent filings with any governmental agency, and (ii) any of the[*] determined by reference to size of customer base as reported in the most recent publicly available industry data.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Cox Indemnified Parties” shall mean Cox, its Affiliates, all Cox Systems, and each of their respective controlling persons, officers, directors, shareholders, partners, members, employees and agents.

“Cox Initial TAMS Acceptance” shall mean Cox’s acceptance of the Initial TAMS Solution in accordance with Section 5.1(e)(ii).

“Cox Initial TE Acceptance” shall mean Cox’s acceptance of the Initial TE Software in accordance with Section 5.2(d)(ii).

“Cox Marks” shall mean the Cox trade names, logos, trademarks, and/or service marks as set forth in Exhibit F and provided by Cox to TiVo for use in accordance with this Agreement.

“Cox Monthly Fee Report” shall have the meaning set forth in Section 9.1(a).

“Cox Services” shall mean any one of the following services offered to consumers by Cox: High Speed Data Service, Multichannel Video Delivery, digital or switched telephony services.

“Cox STB” shall mean a set top box provided by Cox to Cox Subscribers.

“Cox Subscriber” shall mean each subscriber to which Cox or any Cox System intentionally authorizes the delivery of cable television service, provided that, for purposes of calculating a number of Cox Subscribers under this Agreement, such number shall be calculated using the methodology Cox uses to count subscribers for purposes of its quarterly earnings release.

“Cox Subscriber Data” shall mean, whether or not personally identifiable to Cox Subscribers: (i) any information or data provided to or collected by, from or about Cox Subscribers, including, without limitation, voluntarily disclosed data; (ii) any information about a Cox Subscriber’s access to or use of the TiVo-enabled STBs or the TAMS Solution; and (iii) all content included in a Cox Subscriber’s data or media storage and any other information or data received or contributed by a Cox Subscriber in connection with and stored as part of or in connection with the TiVo-enabled STBs (and if Cox elected to proceed with Phase 2 Advertising, with the Qualifying STBs). Notwithstanding the foregoing, Cox Subscriber Data shall not include any information relating to a Cox Subscriber that is separately collected and maintained by TiVo pursuant to a separate customer relationship with such Cox Subscriber.

“Cox System” shall mean an entity controlled by Cox where “control” is defined as having: (i) a direct or indirect economic ownership interest of at least fifty-one percent (51%); (ii) voting control sufficient to elect the board of directors or other governing body; or (iii) a direct or indirect economic ownership interest of at least thirty-five (35%) with full management and operational control on a day-to-day basis, including, without limitation the right to bill subscribers, select Television Programming Services, and designate channels for carriage of programming services, and authority to enter into binding agreements on behalf of such systems regarding programming and promotional decisions. For the avoidance of doubt, any breach of this Agreement by a Cox System shall be deemed a breach by Cox.

“Cox TAMS Acceptance” shall mean Cox’s acceptance of subsequent Releases of the TAMS Solution in accordance with Section 5.1(e)(ii).

“Cox TiVo Subscriber” shall mean each Cox Subscriber with at least one TiVo-enabled STB.

“Cox TiVo Subscriber Report” shall have the meaning as set forth in Section 9.1(b).

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Cox TE Acceptance” shall mean Cox’s acceptance of subsequent Releases of the TE Software in accordance with Section 5.2(d)(ii).

“Cox Vendor” shall mean any vendor or supplier (including each of their subcontractors performing services on behalf of Cox) of one or more products or services utilized by, used in connection with, or distributed or deployed in any Cox System. The term “Cox Vendor” shall include, without limitation, any vendor or supplier that designs, creates or distributes interactive services, applications or user interfaces related to multi-channel video programming or high speed Internet services, or wireless telephone services (including, without limitation, electronic program guides, interactive program guides, middleware, polling, e-commerce, and digital video recording).

“Confidential Information” shall mean all non-public or proprietary information that one Party discloses or makes available to the other Party, including, without limitation, any such information disclosed between the Parties in the course of negotiating or performing this Agreement, but excluding any such information that (i) is or becomes generally available to the public other than as a result of a disclosure by the receiving Party in violation of this Agreement, (ii) was or had become available to the receiving Party on a non-confidential basis from a source which was not prohibited from disclosing such information to the receiving Party by a legal, contractual or fiduciary obligation of confidentiality to the disclosing Party, or (iii) was independently developed by the receiving Party through Persons who have not had, either directly or indirectly, access to or knowledge of the Confidential Information.

“Development Fees” shall have the meaning set forth in Section 3.3.

“[*]Subscriber” shall mean each subscriber to which The [*]intentionally authorizes the delivery of[*] television service.

“Documentation” shall mean all documentation relating to the TE Software, TAMS Solution or TiVo Remote that is either: (i) specified as a deliverable pursuant to the applicable Statement of Work; or (ii) TiVo End User Documentation.

“DVR Features” shall mean DVR Technology, excluding Home Network Features and Media Center Features.

“DVR Technology” shall mean hardware, software, standards or other technology that enables consumers to record television programs, independent of the method of video delivery, to a hard disk drive or other random access digital storage medium and control a television display, including, without limitation, pausing, fast forwarding and rewinding live and recorded television, and all technology reasonably related to any of the foregoing.

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Headend” shall mean the control center of a cable television system, where incoming signals are amplified, converted, processed and combined into a common cable along with any original cablecasting, for transmission to subscribers, including super headends, master headends and distribution hubs.

“Home Networking Features” shall mean hardware, software, standards and other technology that are designed for the purpose of creating or managing internet protocol connections between consumer electronics devices in the home where the relevant devices may include, without limitation, a DVR, personal computer, portable video player, portable music player, voice over internet protocol (VOIP)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

communications devices or cellular phone (including all related user interfaces, software and hardware), and all technology reasonably related to any of the forgoing.

“[*]

“Initial Cox Market” shall have the meaning set forth in Section 4.1.

“Initial TAMS Solution” shall mean the initial Release of the software solution specified in the Initial TAMS Statement of Work that incorporates certain components of TiVo’s Interactive Advertising Technology.

“Initial TAMS Statement of Work” shall have the meaning set forth in Section 5.1.

“Initial TE Software” shall mean the initial Release of the software solution specified in the Initial TE Software Statement of Work that incorporates certain components of TiVo’s DVR Technology.

“Initial TE Software Statement of Work” shall have the meaning set forth in Section 5.2.

“Intellectual Property Rights” shall mean any or all of the following and all rights in, arising out of, or associated therewith, whether arising from statute or common law: (i) all United States and foreign patents and utility models and applications therefore and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries, including, without limitation, invention disclosures, (ii) all trade secrets and other rights in know-how and confidential or proprietary information, (iii) all copyrights, copyrights registrations and applications therefore and all other rights corresponding thereto throughout the world, (iv) all industrial designs and any registrations and applications therefore throughout the world, (v) all rights in World Wide Web addresses and domain names and applications and registrations therefore, (vi) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefore and all goodwill associated therewith throughout the world, and (vii) any similar, corresponding or equivalent rights to any of the foregoing throughout the world.

“Interactive Advertising Technology” shall mean hardware, software, standards or other technology that enables one or more of the following advertising features:[*] and all technology reasonably related to any of the foregoing.

[*]

[*]Media Center Features” shall mean hardware, software, standards and other technology that are enables the sharing of media files (video, music, or data) between consumer electronics devices which may include, without limitation, a DVR, personal computer, portable video player, portable music player, voice over internet protocol (VOIP) communications devices or cellular phone (including all related user interfaces, software and hardware), and all technology reasonably related to any of the forgoing.

“MFN Amendment” shall have the meaning as set forth in Section 3.7(a).

“MFN Notice” shall have the meaning as set forth in Section 3.7(b).

“Monthly Fees” shall have the meaning as set forth in Section 3.2.

[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Net Revenue” shall mean, for any period, the gross revenue actually received by TiVo that is attributable to the display of TiVo [*]during such period, and during Phase[*] during such period, in each case[*] costs related to such advertising.

“Non-Conformity” shall have the meaning set forth in Section 10.2(d).

“Non-TiVo Delay” shall have the meaning set forth in Section 5.4(a).

“Non-TiVo Qualifying STB” shall mean any Qualifying STB that is not a TiVo-enabled STB.

“Operating Environment” shall mean the environment for operation of the TiVo Software as further defined in the applicable Statement of Work and including, without limitation, the Qualifying STB configurations set forth in Exhibit N.

“Party” and “Parties” shall have the meanings set forth in the preamble to this Agreement.

“PCR” shall have the meaning set forth in Section 5.1(c)(vi).

“Permitted Advertising” shall mean advertising that is subject to customary broadcast advertising standards and does not include advertisements that (i) advertise products or services that relate directly or indirectly to sexual or sexually explicit, pornographic or other “adults-only” objectionable material, as [*]“Person” shall mean any natural person, corporation, firm, joint venture, partnership, association, enterprise, limited liability company, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

[*]

[*]

[*]

[*]

“Qualifying STB” shall mean any of the set top box hardware and software configurations listed on Exhibit N whether or not such set top box contains the TE Software or the TAMS Solution.

“Release” shall mean, with respect to the TE Software and TAMS Solution, the initial version of such software provided to Cox pursuant to the applicable Statement of Work and each subsequent released version of such software that includes an enhancement or addition providing features and/or functionality beyond that provided in the prior Release and which TiVo makes generally commercially available.

“RFI” shall mean an electronic submission by a Cox Subscriber sent via the Cable System serving such Cox Subscriber, which requests additional information regarding a product or service in response to any Showcase Advertising.

“[*]Cox Market” shall have the meaning set forth in Section 4.1.

“Showcase Advertising” shall mean advertising enabled with a Showcase Video Repository and one or more of the following features: [*]“Showcase Specific Pointer” shall mean a [*]links to such content.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Showcase Video Repository” shall mean a long-form, broadcast-quality, video advertising content repository stored on the STB Storage Space of a Qualifying STB or on a VOD server accessible via a Qualifying STB.

“Statement of Work” shall mean a document, agreed to in writing by the Parties, that is entered into in accordance with the terms of SECTION 5.

“STB Storage Space” shall mean a portion of storage space that (i) is contained in the Qualifying STB or in a device that is locally or remotely attached to the Qualifying STB, and (ii) is comprised of a hard disk or equivalent digital storage space.

“Subscriber Acquisition Commission” shall have the meaning as set forth in Section 3.1.

“Switched Digital Broadcast” shall mean the technique or optimizing efficiency of bandwidth use by selectively broadcasting a channel only when a subscriber selects it. An unwatched channel is deleted from the digital broadcast stream and then automatically switched back on when a subscriber selects it.

“TAMS” or “TiVo Interactive Advertising Management System” shall mean an advertising management system developed for Cox pursuant to this Agreement that enables the delivery of Showcase Advertising or other DVR- or VOD-based advertising to Cox Subscribers.

“TAMS-enabled Advertising” shall mean advertising enabled with the TAMS Solution.

“TAMS Solution” shall mean the Initial TAMS Solution and any subsequent Release of the TAMS Solution made available to Cox under an applicable TAMS Statement of Work as further described in Sections 5.3 and 6.2(c).

“TAMS Solution Development Fee” shall have the meaning set forth in Section 5.1(e)(iv) of this Agreement.

“TAMS Statement of Work” shall mean the Initial TAMS Statement of Work and any subsequent Statements of Work executed by the Parties to incorporate additional features and/or functionality to the TAMS Solutions as further described in Section 5.1.

“Targeted Advertising” shall mean any [*]

“TE Software” shall mean the Initial TE Software and any subsequent Release of the TE Software made available to Cox under an applicable Statement of Work as further described in Sections 5.3 and 6.2(c).

“TE Software Development Fee” shall have the meaning set forth in Section 5.2(e) of this Agreement.

“TE Software Statement of Work” shall mean the Initial TE Software Statement of Work and any subsequent Statements of Work executed by the Parties to incorporate additional features and/or functionality to the TE Software as further described in Section 5.2.

[*]

[*]

“Term” shall have the meaning set forth in Section 15.1.

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Territory” shall mean the United States of America, the District of Columbia, and the United States’ territories and possessions.

“Third Party IP” shall mean any Intellectual Property Rights owned or controlled by a Person other than TiVo or a TiVo Affiliate and set forth in an applicable Statement of Work, which may be incorporated or referenced in, or required for use of, the TE Software or TAMS Solution, in each case as listed on Exhibit C attached hereto, as may be amended by the Parties pursuant to an applicable Statement of Work.

“TiVo” shall have the meaning set forth in the preamble to this Agreement.

[*]

“TiVo-enabled STB” shall mean a Qualifying STB for which the TE Software (or any component thereof) has been delivered and is active as of the date of determination.

“TiVo End User Documentation” shall mean all documentation relating to the TE Software, TAMS Solution or TiVo Remote provided to Cox by TiVo that is identified as end user documentation.

“TiVo Indemnified Parties” shall mean TiVo, all TiVo Affiliates and each of their respective controlling persons, officers, directors, shareholders, partners, members, employees and agents.

“TiVo Launch Marketing Campaign” shall have the meaning as set forth in Section 4.3(b).

“TiVo Marks” shall mean the TiVo trade names, logos, trademarks, and/or service marks provided by TiVo to Cox for use in accordance with this Agreement.

“TiVo Remote” shall mean the remote control for the TE Software manufactured in strict accordance with the TiVo Remote Manufacturing Package.

“TiVo Remote Manufacturing Package” shall mean the manufacturing package provided by TiVo and setting forth the specifications, BOM, and other requirements for manufacturing of the TiVo Remote.

“TiVo Revenue Share Report” shall have the meaning set forth in Section 9.2.

“TiVo Software” shall mean the[*], in each case including all[*] to be provided by TiVo to Cox under the terms of Exhibit L and all new Releases provided by TiVo to Cox pursuant to Sections 5.3 or 6.2(c).

“TiVo Support Fee” shall have the meaning set forth in Section 6.1.

“TiVo Users” shall mean the entire group of TiVo media consumers, subscribers, users, end-user licensees and/or viewers, including those who obtain TiVo products from distributors other than Cox.

“Update” shall mean, with respect to the TiVo Software, all error corrections and bug fixes to the TE Software or TAMS Solution which TiVo makes available as part of its support services under Exhibit L without requiring the payment of additional fees.

“VOD” shall mean a video-on-demand service that enables cable subscribers to select a video asset from a content repository provided by a cable television service using a user interface, which video asset is streamed to the subscriber’s set-top box via the Cable System and which usually (but not always) can be manipulated by the subscriber (e.g., stop, pause, fast forward, rewind).

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Warranty Period” shall have the meaning set forth in Section 10.2(d)(i).

“[*]

[*]

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.